UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
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☐	Soliciting Material Pursuant to §240.14a-12
JONES SODA CO.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)
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NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
PROXY STATEMENT
INFORMATION CONCERNING SOLICITATION AND VOTING
PROPOSAL 1 -- ELECTION OF DIRECTORS
BOARD OF DIRECTORS AND CORPORATE GOVERNANCE
EXECUTIVE OFFICERS
EXECUTIVE COMPENSATION
DIRECTOR COMPENSATION
PROPOSAL 2 -- APPROVAL OF JONES SODA CO. 2011 INCENTIVE PLAN
TRANSACTIONS WITH RELATED PERSONS
REPORT OF AUDIT COMMITTEE
CHANGE IN INDEPENDENT AUDITORS
PROPOSAL 3 -- RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
SHAREHOLDER PROPOSALS FOR 2012 ANNUAL MEETING
HOUSEHOLDING OF PROXIES
INTERNET VOTING
OTHER BUSINESS

234 Ninth Avenue North Seattle, WA 98109	T 206-624-3357 F 206-624-6857 www.jonessoda.com

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
MAY 25, 2011
2:00 p.m.

To Jones Soda Co. Shareholders:

Notice is hereby given that the 2011 Annual Meeting of Shareholders of Jones Soda Co., a Washington corporation, will be held at 2:00 p.m. local time on Wednesday, May 25, 2011 at the Experience Music Project, 325 Fifth Avenue N., Seattle, Washington 98109. Only shareholders who owned stock at the close of business on the record date, April 4, 2011, can vote at the Annual Meeting or any other adjournments of the Annual Meeting that may take place. At the Annual Meeting, we will ask you to:

1.	elect six directors nominated by our Board of Directors for a term of one year;

2.	approve the Jones Soda Co. 2011 Incentive Plan (the “2011 Plan”);

3.	ratify the appointment of Peterson Sullivan LLP as our independent registered public accounting firm for 2011; and

4.	transact such other business as may properly come before the meeting and any adjournments thereof.

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR” THE COMPANY NOMINATED DIRECTORS DESCRIBED IN THE PROXY STATEMENT, “FOR” APPROVAL OF THE 2011 PLAN AND “FOR” RATIFICATION OF THE APPOINTMENT OF PETERSON SULLIVAN LLP AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM.

Each of these items of business is more fully described in the Proxy Statement accompanying this Notice. Shareholders of record at the close of business on April 4, 2011 are entitled to notice of and to vote at the Annual Meeting.

By Order of the Board of Directors,
JONES SODA CO.

MICHAEL R. O’BRIEN
Corporate Secretary and Chief Financial Officer

Seattle, Washington
April 12, 2011

Please note that attendance at our Annual Meeting will be limited to shareholders who owned stock at the close of business on the record date, or their authorized representatives, and their guests.

IMPORTANT

Whether or not you expect to attend the Annual Meeting in person, we urge you to vote by telephone, by internet or by marking your vote on the enclosed proxy card, signing and dating the proxy card, and returning it to us in the enclosed envelope at your earliest convenience. This will ensure the presence of a quorum at the Annual Meeting and will save us the expense and extra work of additional solicitation. If you choose to submit your proxy by mail, an addressed envelope, for which no postage is required if mailed in the United States, is enclosed for that purpose. Sending in your proxy will not prevent you from voting your shares at the meeting if you desire to do so, as your proxy is revocable at your option. Please note, however, that if a broker, bank or other nominee is the record holder of your shares and you wish to attend and vote at the meeting, you must obtain a proxy issued in your name from such broker, bank or other nominee.

JONES SODA CO.
234 Ninth Avenue North
Seattle, Washington 98109

PROXY STATEMENT

INFORMATION CONCERNING SOLICITATION AND VOTING

General

This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors (the “Board”) of Jones Soda Co., to be voted at the 2011 Annual Meeting of Shareholders (the “Annual Meeting”). The Annual Meeting will be held at 2:00 p.m. (local time) on Wednesday, May 25, 2011, or at any continuation or adjournment thereof. The Annual Meeting will be held at the Experience Music Project, 325 Fifth Avenue N., Seattle, Washington 98109 for the purposes set forth in the accompanying Notice of Annual Meeting of Shareholders. Directions to the Experience Music Project (where you will be able to attend the Annual Meeting and vote in person) can be found at www.empsfm.org, by selecting “Directions.”

We intend to mail this Proxy Statement and accompanying proxy card on or about April 12, 2011, to all shareholders entitled to vote at the Annual Meeting. A copy of our Annual Report on Form 10-K for the fiscal year ended December 31, 2010, including financial statements, accompanies this Proxy Statement.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE SHAREHOLDER MEETING TO BE HELD ON MAY 25, 2011
This Proxy Statement and the 2010 Annual Report are available at:
http://www.jonessoda.com/invest/financial_reports.php

YOUR VOTE IS VERY IMPORTANT.  Whether or not you plan to attend the Annual Meeting, we urge you to vote and submit your proxy in order to ensure the presence of a quorum.

Registered holders may vote:

1.	By Internet: go to www.proxyvote.com;

2.	By toll-free telephone: call 1-800-690-6903; or

3.	By mail: mark, sign, date and promptly mail the enclosed proxy card in the postage-paid envelope.

Any proxy may be revoked at any time prior to its exercise at the Annual Meeting.

Beneficial Shareholders.  If your shares are held in the name of a broker, bank or other holder of record, follow the voting instructions you receive from the holder of record to vote your shares.

Voting and Outstanding Shares

Only holders of record of our common stock at the close of business on April 4, 2011 are entitled to notice of and to vote at the Annual Meeting. There were 31,989,782 shares of common stock issued and outstanding on that date. Shareholders are entitled to one vote for each share of common stock held on all matters to be voted upon at the Annual Meeting. If your shares are represented by proxy, they will be voted in accordance with your directions. If your proxy is signed and returned without any directions given, your shares will be voted in accordance with our recommendations.

We are not aware, as of the date of this Proxy Statement, of any matters to be voted on at the Annual Meeting other than as stated in this Proxy Statement and the accompanying Notice of Annual Meeting of

Shareholders. If any other matters are properly brought before the Annual Meeting, the enclosed proxy gives discretionary authority to the persons named in it to vote the shares in their best judgment.

If the Annual Meeting is postponed or adjourned for any reason, at any subsequent reconvening of the Annual Meeting, all proxies will be voted in the same manner as the proxies would have been voted at the original convening of the Annual Meeting, except for any proxies that have at that time effectively been revoked or withdrawn, notwithstanding that they may have been effectively voted on the same or any other matter at a previous meeting.

Quorum; Approval Requirements

The presence at the Annual Meeting, in person or by proxy, of holders of record of at least 33 1/3% of the outstanding shares of common stock constitutes a quorum at the Annual Meeting.

For Proposal 1, Election of Directors, the nominees for election to the Board of Directors who receive the greatest number of affirmative votes cast by holders of common stock present, in person or by proxy, and entitled to vote at the Annual Meeting, will be elected to the Board.

For Proposal 2, Approval of the Jones Soda Co. 2011 Incentive Plan (the “2011 Plan”), the proposal will be approved if the number of votes cast in favor of the proposal exceeds the number of votes cast against the proposal.

For Proposal 3, Ratification of Appointment of Independent Registered Public Accounting Firm, the ratification of the appointment of Peterson Sullivan LLP as our independent registered public accounting firm will be adopted if the number of votes cast in favor of the proposal exceeds the number of votes cast against the proposal.

Broadridge Financial Solutions, Inc. will act as Inspector of Elections at the Annual Meeting and, in that capacity, will tabulate all votes and will separately tabulate affirmative and negative votes, abstentions and broker non-votes prior to our meeting date.

Abstentions and Broker Non-Votes

Abstentions and broker non-votes will have no impact on the vote relating to Proposal 1, Election of Directors, Proposal 2, Approval of the 2011 Plan and Proposal 3, Ratification of Appointment of Independent Registered Public Accounting Firm because they will not represent votes cast at the Annual Meeting for the purpose of voting on such proposals. However, abstentions and broker non-votes are counted as present for purposes of determining whether a quorum is present for the transaction of business at the Annual Meeting. An abstention occurs when a shareholder withholds such shareholder’s vote by checking the “abstain” box on the proxy, or when a shareholder present at a meeting does not cast a ballot. Broker non-votes occur when a person holding shares through a bank or brokerage account does not provide instructions as to how his or her shares should be voted and the broker either does not exercise, or is not permitted to exercise, discretion to vote those shares on a particular matter. Brokers may exercise discretion to vote shares as to which instructions are not given with respect to Proposal 3, Ratification of Appointment of Independent Registered Public Accounting Firm. Brokers may not exercise discretion to vote shares as to which instructions are not given with respect to Proposal 1, Election of Directors and Proposal 2, Approval of the 2011 Plan.

Solicitation of Proxies

Our Board of Directors is soliciting proxies pursuant to this Proxy Statement. William R. Meissner and Michael R. O’Brien, and each or either of them, are named as proxies. We will bear the entire cost of solicitation of proxies, including preparation, assembly and mailing of this Proxy Statement, the proxy card and any additional information furnished to shareholders. Copies of solicitation materials will be furnished to banks, brokerage houses, fiduciaries and custodians holding shares of common stock in their names that are beneficially owned by others to forward to such beneficial owners. We may reimburse persons representing beneficial owners for their costs of forwarding the solicitation material to such beneficial owners. Original solicitation of proxies by mail may be supplemented by telephone, email, facsimile or personal solicitation by our directors, officers or other regular employees. No additional compensation will be paid to directors, officers or other regular employees for such services. In addition, we have retained Laurel Hill Advisory Group LLC (“Laurel Hill”) to aid in the solicitation of proxies. We currently estimate the fees payable to Laurel Hill in connection with such services to be approximately $35,000, plus reimbursement of out-of-pocket expenses.

Revocability of Proxies

Any shareholder who executes a proxy pursuant to this solicitation retains the right to revoke it at any time before it is voted. It may be revoked by delivering to our Corporate Secretary, at or prior to the Annual Meeting, either a written notice of revocation or a duly executed proxy bearing a later date. Alternatively, it may be revoked by voting in person at the Annual Meeting. Attendance at the Annual Meeting will not, by itself, revoke a proxy. If you voted by telephone or the Internet and wish to change your vote, you may call the toll-free number or go to the internet site, as may be applicable in the case of your earlier vote, and follow the directions for changing your vote.

PROPOSAL 1 — ELECTION OF DIRECTORS

Our Board of Directors is currently comprised of six directors. If elected at the Annual Meeting, each director nominee would hold office until the next annual meeting of shareholders or until his or her successor is duly elected and qualified or until his or her earlier death, resignation or removal. Directors are elected by a plurality of the shares voted at the Annual Meeting.

Unless otherwise directed, the persons named as proxies in the enclosed proxy card will vote the proxies received by them for the six nominees named below. In the event that any nominee is unable or declines to serve as a director at or prior to the time of the Annual Meeting (an event that currently is not anticipated by management), the proxies will be voted for the election of such substitute nominee as the Board of Directors may propose.

The Board recommends a vote “FOR” each of the persons nominated by the Board.

Nominees

Set forth below is biographical information for each of the six nominees as director.

Name	Position/Background	Age	Director Since

Mills A. Brown	Mr. Brown has been one of the founding principals of MainSpring Capital Group (a real estate investment and development company) and its affiliated brokerage company, Ross Brown Partners, Inc., since MainSpring’s inception in 2000. Mr. Brown is also co-owner and co-operator of a new car franchise in the Phoenix metropolitan area. Mr. Brown received a business degree from Arizona State University. We believe Mr. Brown is qualified to serve on our Board of Directors because his experience as a business co-founder, co-owner and co-operator contributes extensive business management and business development experience to our Board.	58	December 2008
Richard S. Eiswirth, Jr.	Mr. Eiswirth currently serves as the Chairman of the Board of Directors. He has served as the Chief Financial Officer of Alimera Sciences, Inc., an ophthalmic pharmaceutical company, since 2005, and as its Chief Operating Officer since 2010. Prior to that, Mr. Eiswirth was the Chief Financial Officer and Senior Executive Vice President of Netzee, Inc., a provider of internet banking solutions to community banks, from 1999 to 2002. He is also the founder of Black River Holdings, Inc., a consulting practice. He received an accounting degree from Wake Forest University in 1991. Mr. Eiswirth also served on the Board of Directors and was Chairman of the Audit Committee for Color Imaging, Inc., a toner manufacturing company, from 2003 until 2007. We believe Mr. Eiswirth is qualified to serve on our Board of Directors because his service as Chief Financial Officer and Chief Operating Officer of other companies, as well as his past service as Chairman of the Audit Committee for Color Imaging Inc. contribute management experience and financial and accounting expertise to our Board.	42	August 2006

Name	Position/Background	Age	Director Since

Michael M. Fleming	Mr. Fleming has been an attorney with the law firm of Lane Powell PC in Seattle, Washington, specializing in real estate, dispute resolution, securities and environmental matters, since 2000. Mr. Fleming also serves on the Board of Directors of S&W Seed Co., an agricultural products company, where he has served as Chairman of the Audit Committee. Mr. Fleming has served on the Board of Directors of Big Brothers and Big Sisters of Puget Sound since 2002 and was Chairman of the Board of Directors for 2008/2009. He has also been the President and owner of Kidcentre, Inc., a company in the business of providing child care services in Seattle, Washington, since 1988. Since 1985, he has also been the President and owner of Fleming Investment Co., an investment company. Mr. Fleming holds a Bachelor of Arts degree from University of Washington and a law degree from the University of California, Hastings College of the Law. We believe Mr. Fleming is qualified to serve on our Board of Directors because his experience as President and owner of two businesses as well as his legal background contribute legal expertise in matters of business and securities law to our Board.	62	April 1997
Matthew K. Kellogg	Mr. Kellogg served as a director of the Company from 1999 to 2006 and as Corporate Secretary (in a non-employee capacity) from March 2006 to August 2006; he returned to the Company’s Board in 2008. He is currently the managing member of Canal Investments LLC, an investment firm, serving in such capacity since 2003. In 2008, Mr. Kellogg co-founded Point32 Development Company, a real estate development firm, where he currently serves as a principal. Mr. Kellogg co-owns Tutta Bella Neapolitan Pizzeria, a regional casual restaurant chain. From 2002 to 2003, Mr. Kellogg was the manager of Kingfisher Capital LLC, an investment firm. Mr. Kellogg holds a Bachelor of Science degree from Skidmore College. We believe Mr. Kellogg is qualified to serve on our Board of Directors because his experience as a business co-owner as well as his investment experience contribute extensive business management and business development expertise to our Board.	45	June 2008

Name	Position/Background	Age	Director Since

William R. Meissner	Mr. Meissner has served as our President and Chief Executive Officer since April 2010 and as Director since April 2011. Prior to joining Jones Soda, he served as President of Talking Rain Beverage, Inc. from October 2008 until April 2010. From 2004 to 2008, Mr. Meissner was Chief Marketing Officer of Fuze Beverages, a division of Coca Cola North America. Prior to that, from 2002 to 2004, Mr. Meissner was Vice President of Marketing and Sales of SoBe Chocolate, and from 1999 to 2002, he was Brand Director and Director of Brand Development with SoBe Beverages, a division of Pepsi Cola North America. Mr. Meissner began his career with Tetra Pak Inc., a private multinational consumer beverage packaging firm based in Lausanne, Switzerland, where he worked as a Category Manager and Regional Account Manager from 1994 to 1999. Mr. Meissner earned a Bachelor of Arts degree from Michigan State University and a Masters of Business Administration degree from the University of Pittsburgh. We believe Mr. Meissner is qualified to serve on our Board of Directors because, through his service as Jones Soda’s Chief Executive Officer, he brings intimate knowledge of the Company’s day-to-day operations to our Board. In addition, through his prior executive and management experience at various other beverage companies, Mr. Meissner has a broad understanding of the operational, financial, and strategic issues facing companies such as ours.	44	April 2011
Susan A. Schreter	Ms. Schreter is the founder of TakeCommand Information Media, Inc., an online entrepreneurial education and membership organization for small business owners, and has served as its managing editor and Chief Executive Officer since 2006. In addition, she is a contributor to online and print publications in the areas of small business finance. She served as the Chief Executive Officer and Chairman of the Board of First Transaction Management, Inc., a general business and strategic planning consulting firm, from 1999 to 2008. Ms. Schreter received a Bachelor of Arts degree and is an honors graduate of Smith College. We believe Ms. Schreter is qualified to serve on our Board of Directors because her experience as Chief Executive Officer and Chairman of the Board of other companies and her background in the business and entrepreneurial fields contribute experience and knowledge in business finance and strategic planning to our Board.	49	June 2008

BOARD OF DIRECTORS AND CORPORATE GOVERNANCE

Independence of the Board of Directors

The Board of Directors has reviewed the relationships between the Company and each of its directors, including former directors who served as directors during any part of fiscal year 2010, and has determined that the following directors are “independent” within the meaning of the listing standards of The Nasdaq Stock Market: current directors Mills Brown, Richard Eiswirth, Jr., Michael Fleming, Matthew Kellogg, and Susan Schreter. In making its independence determinations, the Board of Directors considered all relationships between its directors and the Company.

Board Leadership Structure and Role in Risk Oversight

The Board of Directors selects by consensus the Chairman from the directors. However, the Board of Directors does not have a specific policy on whether the roles of Chief Executive Officer and Chairman of the Board should be separate, or if the roles are separate, whether the Chairman of the Board should be selected from the nonemployee directors. The Board of Directors believes that it should have discretion to determine the most appropriate leadership structure at a given time.

The Board of Directors believes the current leadership structure, with an independent Chairman of the Board, is appropriate at this time. The Board believes this structure ensures a greater role for the independent directors in the oversight of the Company, as well as their active participation in setting agendas and establishing priorities and procedures for the work of the Board. The Board also believes its administration of its risk oversight function, as discussed below, has not affected the Board’s leadership structure.

The Board of Directors oversees the risk management process, while executive management oversees and manages risk on a daily basis. The Board receives regular reports from members of executive management on areas of material risk to the Company, including operational, financial, legal, regulatory and strategic risks. While the Board is ultimately responsible for risk oversight, each of the Board committees assists in fulfilling these oversight responsibilities. The Audit Committee oversees management of financial risks by identifying key areas of risk for the Company; reviewing management’s policies, programs and policies to deal with risk; and identifying those in senior management whose responsibility it is to manage risks and receiving reports from such persons. The Nominating Committee manages risks associated with Board composition, including the independence of Board members. The Compensation and Governance Committee is responsible for overseeing the management of risks relating to corporate governance and the compensation of executives, employees and non-employee directors. The chairperson of the relevant Board committee reports on its discussions to the full Board, enabling the Board and its committees to coordinate the risk oversight role.

Board Attendance

During the 2010 fiscal year, the Board of Directors held 14 meetings. Each director was in attendance at more than 75% of the meetings held of the Board and any committees on which he or she served during his or her tenure as a director in 2010. At each Board meeting, the non-management directors have the opportunity to meet in executive session without members of management present.

We do not have a formal policy requiring director attendance at our annual meeting of shareholders; however, all directors are encouraged to attend. At last year’s 2010 Annual Meeting of Shareholders, three of our directors were in attendance.

Board Meetings and Committees

Our Board has an Audit Committee, a Compensation and Governance Committee and a Nominating Committee, each of which is comprised solely of independent directors. The membership of each committee as of April 4, 2011 is indicated below:

Compensation
and
Director	Governance	Audit	Nominating

Mills A. Brown	Chair		X
Richard S. Eiswirth, Jr.	X	Chair
Michael M. Fleming		X	X
Matthew K. Kellogg	X		Chair
Susan A. Schreter	X	X

Audit Committee

The Audit Committee represents the Board of Directors in discharging its responsibilities relating to our accounting, reporting, financial and internal control practices. The committee has general responsibility for reviewing with management the financial and internal controls and the accounting, auditing and reporting activities of our Company and our subsidiaries. The committee annually reviews the qualifications and objectivity of our independent auditors; is responsible for selecting, retaining or replacing our independent auditors; reviews the scope, fees and result of their audit; reviews and approves any non-audit services and related fees; is informed of their significant audit findings and management’s responses thereto; and annually reviews the status of significant current and potential legal matters. The Audit Committee reviews the quarterly and annual financial statements and recommends their acceptance to the Board of Directors. The Audit Committee has a written charter, which is posted on the Company’s website at www.jonessoda.com under “Investor Relations — Corporate Governance.”

During 2010, the Audit Committee consisted of Messrs. Eiswirth and Kellogg and Ms. Schreter. The Board of Directors has determined that Mr. Eiswirth qualifies as an “audit committee financial expert” within the meaning of Securities and Exchange Commission (“SEC”) rules. All of the directors on the Audit Committee qualify as “independent directors” within the meaning of SEC rules and the listing standards of The Nasdaq Stock Market. The Audit Committee held seven meetings in 2010.

Compensation and Governance Committee

During 2010, the Compensation and Governance Committee (the “Committee”) consisted of Messrs. Fleming (until February 2010), Brown, Eiswirth and Kellogg and Ms. Schreter. In February 2010, Mr. Fleming resigned from the Committee and Mr. Brown was appointed Chairman and Mr. Kellogg was appointed to the Committee. Each member of the Committee is an independent director under The Nasdaq Stock Market listing standards. Compensation for the Named Executive Officers is recommended by the Committee to the full Board of Directors. All decisions and recommendations of the Committee are reported to and approved by our Board, with the exception of equity grants, which are approved by the Committee. Compensation consultants were not retained in 2010 to advise with respect to executive compensation or other compensation matters.

Pursuant to its written charter, the primary function of the Committee is to assist with the responsibilities of the Board of Directors relating to the compensation of the Company’s Chief Executive Officer and other executives, employees and directors who are not employees of the Company, and relating to the Company’s retirement, welfare and other benefit plans. The Committee is also responsible for performing other compensation- and governance-related duties set forth in its written charter, which is posted on the Company’s website at www.jonessoda.com under “Investor Relations — Corporate Governance.” The Committee, when appropriate, may delegate authority to subcommittees and may delegate authority to one or more designated members of the Committee, the Board or Company officers. Additionally, the Committee, in its sole discretion, may retain independent counsel, accounting and other professionals without seeking approval of the Board with respect to the selection, fees and/or retention terms for these advisors.

Under its charter, the Committee establishes, and annually reviews, policies regarding executive compensation. With respect to our Chief Executive Officer, the Committee solicits input from the full Board of Directors and, based on that input, develops corporate goals and objectives relevant to the CEO’s compensation, evaluates the CEO’s performance in light of those goals and objectives and, with the exception of equity grants, recommends to the Board the CEO’s compensation based on this evaluation and other relevant information. For other executive officers, the CEO provides the Committee a performance assessment and recommendation regarding performance goals and compensation. The Committee reviews this information and the recommendations, as well as other relevant information, and, with the exception of equity grants, recommends the compensation of these officers on an annual basis to the Board, which approves such compensation.

The Chief Executive Officer reports to the Committee periodically on the results of the evaluations of our executive officers (other than the CEO). In addition to the CEO’s involvement in setting individual performance goals, conducting evaluations and making compensation recommendations for other executive officers, our management team plays an active role in updating the Committee on the trends and challenges of hiring, retaining and competing for talent. The management team periodically suggests alternative forms of compensation or compensation strategies to assist the Committee in recommending to the Board compensation packages that will enable us to attract and retain key talent.

Under its charter, the Committee also reviews director compensation practices — including in relation to peer companies — and recommends to the Board of Directors, as appropriate, revisions to our director compensation program. In addition, the Committee develops, periodically reviews and recommends to the Board director and executive stock ownership guidelines, and provides oversight and recommendations to the Board regarding our welfare and other tax-qualified and nonqualified benefit plans. The Committee reports regularly to the Board and seeks its approval on any other significant matters arising from the Committee’s work, including awards to top executives and special executive employment, compensation and retirement arrangements. The Committee held nine meetings in 2010.

Nominating Committee

During 2010, the Nominating Committee consisted of Messrs. Kellogg, Brown and Fleming. All of the directors on the Nominating Committee qualify as “independent directors” within the meaning of the listing standards of The Nasdaq Stock Market. The Nominating Committee held three meetings in 2010.

The primary functions of the Nominating Committee are to identify individuals qualified to become members of the Board of Directors and to approve and recommend to the Board of Directors director candidates for election to the Board of Directors. The Nominating Committee is also responsible for performing other related duties set forth in its written charter, which is posted on the Company’s website at www.jonessoda.com under “Investor Relations — Corporate Governance.”

Director Nomination Procedures

The Nominating Committee is generally responsible for the identification, review, selection and recommendation to the Board of Directors of candidates for director nominees, including the development of policies and procedures to assist in the performance of these responsibilities. The Nominating Committee reviews with the Board the requisite qualifications, skills and characteristics for Board nominees and composition and the specific considerations relating to individual director candidates. Upon the Nominating Committee’s recommendations, the Board recommends the director nominees to the shareholders for election.

Potential director candidates are referred to the Chair of the Nominating Committee for consideration by the Nominating Committee, which may then recommend the director candidate to the Board of Directors for its consideration, if deemed appropriate. If necessary or desirable in the opinion of the Nominating Committee, the Nominating Committee will determine appropriate means for seeking additional director candidates, including engagement of outside consultants to assist in the identification of director candidates.

The Nominating Committee will consider candidates recommended by shareholders. Shareholders wishing to suggest director candidates should submit their suggestions in writing to the Chair of the Nominating Committee, c/o the Secretary of the Company, providing the candidate’s name, biographical data and other relevant information. Shareholders who intend to nominate a director for election at the 2012 Annual Meeting of Shareholders must provide advance written notice of such nomination to the Secretary of the Company in the manner described below under the heading “Shareholder Proposals.”

The Nominating Committee has recommended to the Board of Directors, and the Board has adopted, the Director Selection Guidelines set out in Exhibit A to the Nominating Committee charter. In accordance with the Director Selection Guidelines, the Nominating Committee and the Board, as appropriate, will review the following considerations, among others, in their evaluation of candidates for Board nomination: personal and professional ethics; training, experience and ability at making and overseeing policy in business; commitment to fulfilling the duties of the Board; commitment to understanding the Company’s business; commitment to engaging in activities in the best interests of the Company; independence; diversity; industry knowledge and contacts; financial or accounting expertise; leadership qualities; public company board of director and committee experience and other relevant qualifications. The Nominating Committee does not have a formal policy with respect to diversity; however, the Nominating Committee and the Board believe it essential to have directors representing diverse viewpoints. Accordingly, diversity is one factor considered by the Nominating Committee in evaluating overall Board composition and evaluating appropriate director candidates. We believe our current directors bring a strong diversity of experiences to the Board as leaders in business, finance and legal affairs. Under the oversight of the Nominating Committee, the Board periodically reviews the composition of the Board and assesses the characteristics and critical skills required of prospective director candidates. The Director Selection Guidelines are further described in Exhibit A to the Nominating Committee’s charter. A director candidate’s ability to devote adequate time to Board and committee activities is also considered.

The Nominating Committee periodically reviews with the Board the appropriate process for and the considerations to be taken in the evaluation of director candidates. In the event there is a vacancy on the Board, the Chair of the Nominating Committee will initiate the effort to identify appropriate director candidates.

Shareholder Communication with the Board

Shareholders who wish to communicate with our Board of Directors or with a particular director can send correspondence to our Corporate Secretary, c/o Jones Soda Co., 234 Ninth Avenue North, Seattle, WA 98109. The mailing envelope must contain a clear notation indicating that the enclosed letter is a “Shareholder-Board Communication” or “Shareholder-Director Communication.” All such correspondence must identify the author as a shareholder of Jones Soda Co., and clearly state whether the intended recipients are all members of the Board of Directors or just certain specified directors.

Depending on the subject matter of the communication, management will do one of the following:

•	forward the communication to the director or directors to whom it is addressed;

•	attempt to handle the inquiry directly, for example where it is a request for information about Jones Soda Co. or it is a stock related matter; or

•	not forward the communication if it is primarily commercial in nature, if it relates to an improper or irrelevant topic, or if it is unduly hostile, threatening, illegal or otherwise inappropriate.

At each Board meeting, management will present a summary of all communications received since the last meeting that were not forwarded and shall make those communications available to the directors.

In addition, any person who desires to communicate any matter specifically to our Audit Committee may contact the Audit Committee by addressing a letter to the Chairman of the Audit Committee, c/o Corporate Secretary, Jones Soda Co., 234 Ninth Avenue North, Seattle, WA 98109. Communications addressed to the Audit Committee Chair may be submitted anonymously, in which event the envelope will not be opened for any purpose other than appropriate security inspections. Otherwise, such mailing will be forwarded directly to the Chair of our Audit Committee for his or her review and follow-up action as he or she deems appropriate.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth as of March 31, 2011 certain information regarding the beneficial ownership of our outstanding common stock by the following persons or groups:

•	each person who, to our knowledge, beneficially owns more than 5% of our common stock;

•	the Named Executive Officers identified in the Summary Compensation Table below;

•	each of our current directors and director nominees; and

•	all of our current directors and executive officers as a group.

As of March 31, 2011, there were 31,989,782 shares of common stock issued and outstanding. Unless otherwise indicated, each person’s address is c/o Jones Soda Co., 234 Ninth Avenue North, Seattle, WA 98109.

Beneficial ownership is determined in accordance with SEC rules and includes shares over which the indicated beneficial owner exercises voting and/or investment power. Shares of common stock subject to options or warrants currently exercisable or exercisable within 60 days of March 31, 2011 are deemed outstanding for computing the percentage ownership of the person holding the options or warrants, but are not deemed outstanding for computing the percentage ownership of any other person. Except as otherwise indicated and subject to community property laws where applicable, we believe the beneficial owners of the common stock listed below, based on information furnished by them, have sole voting and investment power with respect to the shares listed opposite their names.

	Beneficial Ownership of Common Stock(1)
		Options/Warrants
	No. of	Currently Exercisable	Total Beneficial	Percent of
Name and Address of Beneficial Owner	Shares(2)	or Within 60 Days	Ownership(2)	Total

Named Executive Officers and Directors
William R. Meissner	18,700	171,428	190,128	*
Michael R. O’Brien	4,500	85,719	90,219	*
Mills A. Brown	414,602	40,000	454,602	1.4%
Richard S. Eiswirth, Jr.	44,535	82,860	127,395	*
Michael M. Fleming	21,177	62,860	84,037	*
Matthew K. Kellogg	118,814	150,716	269,530	*
Susan A. Schreter	41,444	50,716	92,160	*
Jonathan J. Ricci(3)	1,000	—	1,000	*
All current directors and executive officers as a group (7 persons)	663,772	644,299	1,308,071	4.1%
Other Principal Shareholders(4)
Archon Capital Management LLC(5)	1,681,700	—	1,681,700	5.3%
1301 Fifth Avenue, Suite 3008 Seattle, Washington 98101-2662

*	Less than one percent

(1)	The table is based upon information supplied by such principal shareholders, executive officers and directors.

(2)	Includes shares of unvested restricted stock as follows: Mr. O’Brien, 572; Mr. Eiswirth, 285; Mr. Fleming, 285; Mr. Kellogg, 572; and Ms. Schreter, 572.

(3)	Mr. Ricci resigned from the Company and the Board of Directors effective April 2, 2010.

(4)	Excludes BlackRock, Inc., which filed a Schedule 13G on February 4, 2011, reporting beneficial ownership of 1,576,966 shares. Based on our shares outstanding as of March 31, 2011, this represents 4.9% of our outstanding common stock.

(5)	Information is based on Schedule 13G filed by Archon Capital Management LLC and Constantinos Christofilis, Managing Member of Archon Capital Management LLC, on February 14, 2011. Archon Capital Management LLC and Constantinos Christofilis report that they have shared power to vote or to direct the vote of 1,681,700 shares, and have shared power to dispose or direct the disposition of 1,681,700 shares.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934, as amended, requires our directors and executive officers, and persons who own more than 10% of our common stock (collectively, “Reporting Persons”) to file with the Securities and Exchange Commission initial reports of ownership and reports of changes in ownership of our common stock. Reporting Persons are also required by SEC regulations to furnish us with copies of all such ownership reports they file. SEC regulations also require the Company to identify in this Proxy Statement any Reporting Person who failed to file any such report on a timely basis.

Based solely on our review of the copies of such reports received or written communications from certain Reporting Persons, we believe that all Reporting Persons complied with all applicable Section 16(a) filing requirements for fiscal year 2010.

Code of Ethics

The Company has adopted a Code of Ethics that applies to its Chief Executive Officer, Chief Financial Officer and other senior financial officers and personnel, as well as a Code of Conduct applicable to all directors, officers and employees. A copy of each is posted on the Company’s website at www.jonessoda.com under “Investor Relations — Corporate Governance.” If we waive any material provision of our Code of Conduct or Code of Ethics for our CEO and senior financial officers and personnel or substantively change the codes, we will disclose that fact on our website within four business days.

EXECUTIVE OFFICERS

Our executive officers as of March 31, 2011, are as follows:

Name	Age	Position	Officer Since

William R. Meissner	44	President, Chief Executive Officer and Director	2010
Michael R. O’Brien	44	Chief Financial Officer and Corporate Secretary	2008

Mr. Meissner joined Jones Soda on April 9, 2010 as President and Chief Executive Officer and joined our Board of Directors in April 2011. Prior to joining Jones Soda, he served as President of Talking Rain Beverage, Inc., a privately held beverage company, from October 2008 until April 2010. From 2004 to 2008, Mr. Meissner was Chief Marketing Officer of Fuze Beverages, a new age category brand and division of Coca Cola North America. Prior to that, from 2002 to 2004, Mr. Meissner was Vice President Marketing and Sales of SoBe Chocolate, a brand licensed from PepsiCo, and from 1999 to 2002, Brand Director and Director of Brand Development with SoBe Beverages, a division of Pepsi Cola North America. Mr. Meissner began his career with Tetra Pak Inc., a private multinational consumer beverage-packaging firm based in Lausanne, Switzerland, where he worked as a Category Manager and Regional Account Manager from 1994 to 1999. Mr. Meissner earned a Bachelor of Arts degree from Michigan State University and a Masters of Business Administration degree from the University of Pittsburgh.

Mr. O’Brien joined Jones Soda in September 2008 as Chief Financial Officer and Corporate Secretary. Prior to joining Jones Soda, he served as Chief Financial Officer of Pyramid Breweries Inc., a craft beer brewer, from 2006 until 2008. Prior to that, Mr. O’Brien served as Chief Financial Officer of Medisystems Corporation, a designer and manufacturer of disposable medical devices, from 2002 until 2006. From 1999 to 2002, Mr. O’Brien held positions of Corporate Controller and Chief Financial Officer of Flow International Corporation, which develops and manufacturers ultra high-pressure waterjet technology and provides robotics and assembly equipment. Mr. O’Brien earned a Bachelor of Arts degree in accounting from Western Washington University and a Masters of Business Administration degree from Seattle University. Mr. O’Brien is also a certified public accountant.

EXECUTIVE COMPENSATION

Summary Compensation Table

The following table shows all compensation awarded, earned by or paid to our Named Executive Officers for the fiscal years ended December 31, 2010 and 2009, to the extent applicable.

					Non-Equity
					Incentive
				Option	Plan	All Other
		Salary	Bonus	Awards	Compensation	Compensation	Total
Name and Principal Position	Year	($)	($)	($)(1)	($)	($)	($)

William R. Meissner(2)	2010	$181,890	$93,750	$211,860	$—	$—	$487,500
President,	2009	—	—	—	—	—	—
Chief Executive Officer and Director
Michael R. O’Brien	2010	200,000	50,000	24,416	—	—	274,416
Chief Financial	2009	200,000	10,000	47,628	8,000	—	265,628
Officer and Corporate Secretary
Jonathan J. Ricci(3)	2010	74,289	—	—	—	—	74,289
Former President and	2009	245,000	24,500	83,396	19,600	33,394	405,890
Chief Executive Officer

(1)	Represents the aggregate grant date fair value for awards granted in 2010 and 2009, as applicable, in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 718 (“ASC Topic 718”). See Note 10 of the consolidated financial statements in our Annual Report on Form 10-K for the year ended December 31, 2010 regarding the assumptions underlying the valuation of equity awards.

(2)	Mr. Meissner began his employment with the Company on April 9, 2010.

(3)	Mr. Ricci served as Chief Operating Officer until May 1, 2009 when he was promoted to President and Chief Executive Officer. Mr. Ricci resigned from the Company and the Board of Directors effective April 2, 2010.

Narrative Disclosure to Summary Compensation Table

The following describes the material factors necessary to understand the compensation disclosed in the Summary Compensation Table.

William R. Meissner.  Mr. Meissner serves as our President and Chief Executive Officer pursuant to an employment agreement that was effective on April 9, 2010. Pursuant to the employment agreement, Mr. Meissner receives an annual base salary of $250,000 and, based on the achievement of performance metrics established by the Compensation and Governance Committee of the Company’s Board of Directors, he will have the opportunity to increase his annual base salary by up to 10%. In addition, the employment agreement provides that Mr. Meissner is eligible to receive (a) an annual performance bonus of 50% of his base salary, which may be taken in either cash or stock, based on 100% achievement of performance targets to be agreed upon by the Company and Mr. Meissner subject to approval by the Compensation and Governance Committee. Also pursuant to the employment agreement, Mr. Meissner was granted a fully vested stock option to purchase 100,000 shares of the Company’s common stock pursuant to the Company’s 2002 Stock Option and Restricted Stock Plan, as amended (the “2002 Equity Plan”), which has an exercise price equal to the closing price of the Company’s common stock on the date of the grant. Mr. Meissner was also granted an additional stock option to purchase 250,000 shares of the Company’s common stock pursuant to the 2002

Equity Plan, with an exercise price equal to the closing price of the Company’s common stock on the date of the grant and which will vest in equal installments every six months over forty-two months from the date of grant subject to his continued employment. Beginning in 2014, Mr. Meissner will be eligible, subject to the annual review and achievement of performance metrics established by the Compensation and Governance Committee, to annually receive a stock option to purchase 100,000 shares of the Company’s common stock. The employment agreement also contained certain restrictive covenants, including the requirement that Mr. Meissner execute a confidentiality agreement.

Under the employment agreement, if Mr. Meissner is terminated without Cause in connection with a Corporate Transaction, he will be entitled to receive a lump sum payment equal to three months of his then current base salary.

For purposes of Mr. Meissner’s employment agreement, the following terms are defined as follows:

•	“Cause” includes (i) conviction of any felony or misdemeanor; (ii) breach of the Company’s Code of Ethics or Insider Trading Policy or Regulation FD policies, as now in effect or as modified in the future; (iii) theft or embezzlement from the Company; or (iv) attempt to obstruct or failure to cooperate with any investigation authorized by the Company or any governmental or self-regulatory entity.

•	“Corporate Transaction” is any of the following events: (a) consummation of any merger or consolidation of the Company in which the Company is not the continuing or surviving corporation, or pursuant to which shares of the Company’s common stock are converted into cash, securities or other property, if following such merger or consolidation the holders of the Company’s outstanding voting securities immediately prior to such merger or consolidation own less than 50% of the outstanding voting securities of the surviving corporation; (b) consummation of any sale, lease, exchange or other transfer in one transaction, or a series of related transactions, of all or substantially all of the Company’s assets other than a transfer of the Company’s assets to a majority-owned subsidiary corporation of the Company; or (c) approval by the holders of the Company’s common stock of any plan or proposal for the liquidation or dissolution of the Company.

Michael R. O’Brien.  Mr. O’Brien serves as our Chief Financial Officer pursuant to an employment agreement that was effective on September 2, 2008, as amended on December 29, 2008. Pursuant to the employment agreement, Mr. O’Brien receives an annual base salary of $200,000. In addition, the employment agreement provides that Mr. O’Brien is eligible to receive (a) an annual performance bonus of 35% of his base salary based on 100% achievement of objectives to be agreed upon by the Company and Mr. O’Brien, with higher bonus amounts possible if objectives are exceeded (all subject to approval by the Compensation and Governance Committee) and (b) an option to purchase 40,000 shares of common stock annually and a one-time restricted stock grant of 2,000 shares (all subject to the approval of the Compensation and Governance Committee). The employment agreement also contains certain restrictive covenants, including the requirement that Mr. O’Brien execute a confidentiality agreement.

Under the employment agreement, if Mr. O’Brien is terminated without Cause after September 2, 2009 or if he is terminated without Cause in connection with a Corporate Transaction, he will be entitled to receive 12 months of his then current base salary, payable in equal installments during the 12 month period immediately following his termination, plus a lump sum payment equal to the last target bonus paid to Mr. O’Brien, COBRA coverage for 12 months for Mr. O’Brien and his family, and immediate vesting of the unvested portion of his stock options and restricted stock grants.

For purposes of Mr. O’Brien’s employment agreement, the following terms are defined as follows:

•	“Cause” includes (i) conviction of any felony or misdemeanor; (ii) breach of the Company’s Code of Ethics or Insider Trading Policy or Regulation FD policies, as now in effect or as modified in the future; (iii) theft or embezzlement from the Company; or (iv) attempt to obstruct or failure to cooperate with any investigation authorized by the Company or any governmental or self-regulatory entity.

•	“Corporate Transaction” is any of the following events: (a) consummation of any merger or consolidation of the Company in which the Company is not the continuing or surviving corporation, or pursuant to which shares of the Company’s common stock are converted into cash, securities or other property, if following such merger or consolidation the holders of the Company’s outstanding voting securities immediately prior to such merger or consolidation own less than 50% of the outstanding voting securities of the surviving corporation; (b) consummation of any sale, lease, exchange or other transfer in one transaction, or a series of related transactions, of all or substantially all of the Company’s assets other than a transfer of the Company’s assets to a majority-owned subsidiary corporation of the Company; or (c) approval by the holders of the Company’s common stock of any plan or proposal for the liquidation or dissolution of the Company.

Jonathan J. Ricci.  Mr. Ricci served as our President and Chief Executive Officer until April 2, 2010, pursuant to an employment agreement that was effective on January 20, 2008, as amended on December 29, 2008 and May 4, 2009. Pursuant to the employment agreement, Mr. Ricci received an annual base salary of $245,000. In addition, the employment agreement provided that Mr. Ricci was eligible to receive (a) an annual performance bonus of up to 100% of his base salary based on the achievement of objectives to be agreed upon by the Company and Mr. Ricci and subject to approval by the Compensation and Governance Committee, and (b) an option to purchase, or a combination of stock options and restricted stock grants equivalent to, 80,000 shares of the Company’s common stock annually (subject to approval by the Compensation and Governance Committee). The employment agreement also provided for corporate housing in Seattle, and four weeks of annual vacation. The employment agreement also contained certain restrictive covenants, including the requirement that Mr. Ricci execute a confidentiality agreement.

Under the employment agreement, if Mr. Ricci had been terminated without Cause after January 20, 2009 or if he had been terminated without Cause in connection with a Corporate Transaction, he would have been entitled to receive a lump sum payment equal to the sum of 12 months of his then current base salary plus his target bonus, COBRA coverage for 12 months for Mr. Ricci and his family, and immediate vesting of the unvested portion of his stock options and restricted stock grants.

For purposes of Mr. Ricci’s employment agreement, the following terms are defined as follows:

•	“Cause” includes (i) conviction of any felony or misdemeanor; (ii) breach of the Company’s Code of Ethics or Insider Trading Policy or Regulation FD policies, as now in effect or as modified in the future; (iii) theft or embezzlement from the Company; or (iv) attempt to obstruct or failure to cooperate with any investigation authorized by the Company or any governmental or self-regulatory entity.

•	“Corporate Transaction” is any of the following events: (a) consummation of any merger or consolidation of the Company in which the Company is not the continuing or surviving corporation, or pursuant to which shares of the Company’s common stock are converted into cash, securities or other property, if following such merger or consolidation the holders of the Company’s outstanding voting securities immediately prior to such merger or consolidation own less than 50% of the outstanding voting securities of the surviving corporation; (b) consummation of any sale, lease, exchange or other transfer in one transaction, or a series of related transactions, of all or substantially all of the Company’s assets other than a transfer of the Company’s assets to a majority-owned subsidiary corporation of the Company; or (c) approval by the holders of the Company’s common stock of any plan or proposal for the liquidation or dissolution of the Company.

On March 8, 2010, Mr. Ricci delivered written notice to the Board of Directors of the Company of his resignation as President and Chief Executive Officer and a member of the Board of Directors of the Company, effective April 2, 2010. No severance payments or benefits were due to him as a result of his resignation.

Equity Awards.  The equity awards were granted under the terms of the Company’s 2002 Equity Plan. The exercise price of all options granted in 2010 was equal to 100% of the closing price of our common stock on the grant date.

Except for the fully vested stock option granted to Mr. Meissner in connection with his hire, as discussed above, all stock options granted to executive officers in 2010 vest in equal installments every six months over forty-two months and expire ten years after the grant date.

Bonus Payments in 2011 for 2010 Performance.  The Compensation and Governance Committee established a discretionary bonus plan for 2010 for Messrs. Meissner and O’Brien. Under the bonus plan, Mr. Meissner’s target bonus was set at 50% of his annual base salary (pro rated for the portion of the year that Mr. Meissner was employed by the Company) and Mr. O’Brien’s target bonus was set at 50% of his annual base salary. The Compensation and Governance Committee had the discretion to satisfy up to 50% of the total bonus payable to each executive with a stock option rather than cash. After the end of the fiscal year, the Compensation and Governance Committee reviewed our fiscal 2010 results, evaluated the performance of each of the executives in 2010 and considered the proposed bonus payments in the context of each executive officer’s overall compensation package. Based on these evaluations, the Compensation and Governance Committee determined that Mr. Meissner should receive 100% of his target bonus amount, or $93,750, and that Mr. O’Brien should receive 50% of his target bonus amount, or $50,000, and that the bonuses should be paid entirely in cash.

Outstanding Equity Awards at Fiscal Year-End 2010 Table

The following table presents information about outstanding equity awards held by each of the Named Executive Officers as of December 31, 2010. Mr. Ricci terminated his employment with the Company in April 2010 and did not hold any equity awards at December 31, 2010.

		Option Awards				Stock Awards
							Market
						Number of	Value of
						Shares or	Shares or
						Units of	Units of
		Number of Securities				Stock	Stock
		Underlying Unexercised		Option		That Have	That Have
		Options		Exercise	Option	Not	Not
		(#)		Price	Expiration	Vested	Vested
Name	Grant Date	Exercisable	Unexercisable(1)	($)	Date	(#)(1)	($)(2)

William R. Meissner	04/12/2010	100,000	—	$0.81	04/12/2020	—	$—
	04/12/2010	35,714	214,286	0.81	04/12/2020	—	—
Michael R. O’Brien(3)	04/12/2010	5,704	34,296	0.81	04/12/2020	—	—
	04/06/2009	8,574	11,426	0.84	04/06/2019	—	—
	03/16/2009	25,722	34,278	0.80	03/16/2019	—	—
	12/09/2008	22,857	17,143	0.37	12/09/2018	—	—
	12/09/2008	—	—	—	—	858	1,021

(1)	Unless otherwise noted below, these options and restricted stock awards vest over a period of 42 months, with 14.29% vesting on each six-month anniversary of the grant date.

(2)	The closing price of our common stock on December 31, 2010 was $1.19 per share.

(3)	The option and restricted stock awards granted to Mr. O’Brien on December 9, 2008 vest 14.29% on March 2, 2009, with an additional 14.29% to vest on each six month period thereafter over the following 36 months.

Additional Narrative Disclosure

As described above under “Narrative Disclosure to Summary Compensation Table,” we entered into employment agreements with each of our Named Executive Officers, which provide for certain benefits in the event of termination or change of control.

In addition, our 2002 Equity Plan provides for accelerated vesting of all unvested awards upon a corporate transaction, irrespective of the scheduled vesting date for these awards, unless the awards are assumed or substituted for by the successor company. For purposes of the 2002 Equity Plan, a “corporate transaction” means any of the following events:

•	Consummation of any merger or consolidation of the Company in which the Company is not the continuing or surviving corporation, or pursuant to which shares of the Company’s common stock are converted into cash, securities or other property and the Company’s shareholders (immediately prior to such merger or consolidation) own less than 50% of the outstanding voting securities of the surviving corporation after the merger or consolidation;

•	Consummation of any sale, lease, exchange or other transfer in one transaction, or a series of related transactions, of all or substantially all of the Company’s assets; or

•	Shareholder approval of any plan or proposal for the liquidation or dissolution of the Company.

DIRECTOR COMPENSATION

We use a combination of cash and stock-based incentive compensation to attract and retain qualified candidates to serve on the Board of Directors. In setting director compensation, the Board of Directors considers the significant amount of time that directors expend in fulfilling their duties as well as the skill level required of members of the Board of Directors.

In addition to cash and stock-based compensation, non-employee directors are reimbursed for their out-of-pocket expenses, in accordance with our reimbursement policies, incurred in attending meetings of the Board of Directors and committee meetings and conferences with our senior management. We also maintain liability insurance on all of our directors and executive officers. Directors who are our employees receive no compensation for their service as directors.

2010 Standard Cash Compensation

Under the compensation structure effective March 3, 2009, each non-employee director received the following cash compensation for his or her service in 2010:

Position	Amount

Non-employee (“NE”) Director Annual Retainer	$12,000
NE Director Board Meeting Attendance Fee (telephonic)	1,000	(500)
NE Director Committee Meeting Attendance Fee other than Audit Committee — live or telephonic	500
NE Director Audit Committee Meeting Attendance Fee — live or telephonic	1,000
Additional Chair of Audit Committee Annual Retainer	3,500
Additional Chair of Compensation and Governance Committee Annual Retainer	2,000
Additional Chair of Nominating Committee Annual Retainer	2,000

2010 Standard Equity Compensation

Effective March 3, 2009, each non-employee director receives an annual stock option grant for 20,000 shares of common stock, with an exercise price equal to the fair market value of the common stock on the date of grant and a term of ten years, or an equivalent grant of shares of restricted stock. Stock options and restricted stock awards granted prior to March 3, 2009 vest over a period of 42 months, with 14.29% vesting on each six-month anniversary of the grant date. Effective March 3, 2009, the Board of Directors adopted a new vesting schedule for option awards and restricted stock grants made to non-employee directors, with the grants to vest in full one year from the date of grant.

2010 Non-Standard Compensation

In April 2010, the Board of Directors, upon the recommendation of the Compensation and Governance Committee, granted Mr. Kellogg a fully vested stock option to purchase 100,000 shares of the Company’s common stock in recognition of the additional service, in his capacity as a director, provided to the Company in connection with the Company’s transition between chief executive officers.

In June 2010, the Board of Directors, upon the recommendation of the Compensation and Governance Committee, approved a one-time revision to director compensation practices to allow non-employee directors to receive a portion of their 2010 fees in the form of shares of fully vested common stock of the Company in lieu of cash. All of the non-employee directors elected to receive the retainers for Board and committee service in respect of the period from June 30, 2010 to December 31, 2010, as well as the meeting fees for such service in respect of the period from January 1, 2010 through June 30, 2010, which retainers and fees would otherwise be paid on July 1, 2010, in the form of shares of fully vested common stock of the Company.

2010 Director Compensation Table

The following table presents information about compensation earned by or paid to non-employee directors during 2010.

	Fees Earned or
	Paid in Cash	Option Awards	Total
Name	($)(1)	($)(2)	($)

Mills A. Brown	$29,500	$12,010	$41,510
Richard S. Eiswirth, Jr.	35,500	12,010	47,510
Michael M. Fleming	22,500	12,010	34,510
Matthew K. Kellogg	34,500	71,270	105,770
Susan A. Schreter	31,000	12,010	43,010

(1)	Includes fees received in the form of shares of fully vested common stock of the Company, as follows: Mr. Brown, $16,500; Mr. Eiswirth, $19,250; Mr. Fleming, $11,500; Mr. Kellogg, $19,000; and Ms. Schreter, $17,000.

(2)	Represents the aggregate grant date fair value for awards granted in 2010 in accordance with ASC Topic 718. See Note 10 of the consolidated financial statements in our Annual Report on Form 10-K for the year ended December 31, 2010 regarding the assumptions underlying the valuation of equity awards. As of December 31, 2010, each non-employee director had the following number of options outstanding: Mr. Brown, 40,000; Mr. Eiswirth, 85,000; Mr. Fleming, 70,000; Mr. Kellogg, 155,000; and Ms. Schreter, 55,000. As of December 31, 2010, each non-employee director had the following number of restricted stock awards outstanding: Mr. Brown, 0; Mr. Eiswirth, 1,143; Mr. Fleming, 1,143; Mr. Kellogg, 572; and Ms. Schreter, 572.

Stock Ownership Guidelines

In August 2007, the Board of Directors implemented stock ownership guidelines for its non-employee directors to further align their interests with those of shareholders. For non-employee directors, stock ownership guidelines are set at a value equal to three times their annual cash retainer and other Board fees paid to such director over the prior twelve months. Under these guidelines, non-employee directors are encouraged to increase their ownership of Company common stock to meet these ownership requirements within three years of becoming a director, or within three years of the adoption of the guidelines, whichever is later. The required ownership level for each director is re-calculated as of June 30 of every third year. Shares that count toward these ownership guidelines include:

•	shares of common stock purchased on the open market;

•	common stock obtained and held through stock option exercises; and

•	vested restricted stock and in-the-money vested stock options.

For as long as a director continues to serve on the Board, he or she may sell no more than 33% of his or her vested stock holdings in any one quarter. However, directors may sell enough shares to cover their income tax liability on vested grants. The Board may approve exceptions to these guidelines on a case-by-case basis.

The earliest compliance deadline under the guidelines was in August 2010. Our directors were subject to an extended Company-imposed trading blackout period for all of fiscal 2009 through the announcement of our financial results for the quarter ended June 30, 2010. This blackout period limited the directors’ ability to acquire Company common stock on the open market. As of the date of this Proxy Statement, four non-employee directors meet the ownership level under the stock ownership guidelines.

PROPOSAL 2 — APPROVAL OF JONES SODA CO. 2011 INCENTIVE PLAN

The Board of Directors is seeking shareholder approval of the Jones Soda Co. 2011 Incentive Plan (the “2011 Plan”). The Board approved the 2011 Plan on April 1, 2011, subject to shareholder approval at the Annual Meeting. We believe that the effective use of stock-based incentive compensation has been integral to our success in the past and is vital to our ability to achieve strong performance in the future.

We currently maintain the 2002 Stock Option and Restricted Stock Plan (the “2002 Plan”), which will expire on April 29, 2012. If shareholders approve the 2011 Plan, the Board will terminate the 2002 Plan and equity awards granted after the Annual Meeting will be made under the 2011 Plan. Awards outstanding under the 2002 Plan on the date of shareholder approval of the 2011 Plan will remain outstanding under the 2002 Plan in accordance with their existing terms. As of March 31, 2011, 1,957,036 shares were subject to outstanding awards under the 2002 Plan and 357,851 shares were available for new awards under the 2002 Plan. We believe that the 2011 Plan will be integral to our continued ability to attract, retain and motivate key personnel and Board members in a manner aligned with the interests of shareholders.

The 2011 Plan initially authorizes the issuance of 3,000,000 shares of our common stock. The number of shares authorized under the 2011 Plan also may be increased each January 1st starting in 2012 by an amount equal to the least of (a) 1,300,000 shares, (b) 4.0% of our outstanding common stock as of the end of our immediately preceding fiscal year, and (c) a lesser amount determined by the Board, provided that the number of shares that may be granted pursuant to awards in a single year may not exceed 10% of our outstanding shares of common stock on a fully diluted basis as of the end of our immediately preceding fiscal year.

Under Section 162(m) of the Internal Revenue Code of 1986, as amended (the “Code”), we are generally prohibited from deducting compensation paid to “covered employees” in excess of $1 million per person in any year. “Covered employees” are defined as the principal executive officer and the three other most highly compensated named executive officers (excluding the principal financial officer). Compensation that qualifies as “performance-based” is excluded for purposes of calculating the amount of compensation subject to the $1 million limit. In general, one of the requirements that must be satisfied to qualify as “performance-based” compensation under Section 162(m) of the Code is that the material terms of the performance goals under which compensation may be paid must be disclosed to and approved by a majority vote of our shareholders. Shareholder approval of the 2011 Plan also will provide flexibility to grant awards under the 2011 Plan that qualify as “performance-based” compensation under Section 162(m) of the Code.

The following description of the 2011 Plan is a summary, does not purport to be a complete description of the 2011 Plan and is qualified in its entirety by the full text of the 2011 Plan. A copy of the 2011 Plan is attached to this proxy statement as Annex A and is incorporated herein by reference.

Description of the 2011 Plan

Purpose

The purpose of the 2011 Plan is to attract, retain and motivate employees, officers, directors, consultants, agents, advisors and independent contractors of the Company and its related companies by providing them with the opportunity to acquire a proprietary interest in the Company and to align their interests and efforts to the long-term interests of the Company’s shareholders.

Administration

The 2011 Plan will be administered by the Board or the Compensation and Governance Committee of the Board (including a subcommittee thereof), which must be composed of two or more directors, each of whom is a “non-employee director” within the meaning of Rule 16b-3(b)(3) under the Exchange Act, and an “outside director” within the meaning of Section 162(m) of the Code. The Board may delegate concurrent administration of the 2011 Plan to different committees consisting of two or more members of the Board or to one or more senior executive officers in accordance with the 2011 Plan’s terms. References to the “Committee” in this plan description are, as applicable, to the Board or the Compensation and Governance Committee, or other committee or officers authorized to administer the 2011 Plan.

The Committee is authorized to select the individuals to be granted awards, the types of awards to be granted, the number of shares to be subject to awards, and the other terms, conditions and provisions of such awards, as well as to interpret and administer the 2011 Plan and any award or agreement entered into under the 2011 Plan.

Eligibility

Awards may be granted under the 2011 Plan to employees, officers, directors, consultants, agents, advisors and independent contractors of the Company and its related companies selected by the Committee. As of March 31, 2011, approximately 44 employees (including 2 executive officers) and five non-employee directors were eligible to participate in the 2011 Plan.

Number of Shares

The number of shares of our common stock initially authorized for issuance under the 2011 Plan is 3,000,000 shares. The number of shares authorized under the 2011 Plan also may be increased each January 1st starting in 2012 by an amount equal to the least of (a) 1,300,000 shares, (b) 4.0% of our outstanding common stock as of the end of our immediately preceding fiscal year, and (c) a lesser amount determined by the Board, provided that the number of shares that may be granted pursuant to awards in a single year may not exceed 10% of our outstanding shares of common stock on a fully diluted basis as of the end of our immediately preceding fiscal year. The shares of our common stock issuable under the 2011 Plan will consist of authorized and unissued shares.

The following shares will again be available for issuance under the 2011 Plan:

•	shares subject to awards that lapse, expire, terminate or are canceled prior to the issuance of the underlying shares; and

•	shares subject to awards that are subsequently forfeited to or otherwise reacquired by us.

The following shares will not be available again for issuance under the 2011 Plan:

•	shares withheld by or tendered to us as payment for the purchase price of an award or to satisfy tax withholding obligations related to an award; and

•	shares subject to an award that is settled in cash or in another manner where some or all of the shares covered by the award are not issued.

Awards granted in assumption of or in substitution for awards previously granted by an acquired company will not reduce the number of shares authorized for issuance under the 2011 Plan.

If certain changes in our common stock occur by reason of a stock dividend, stock split, spin-off, recapitalization, merger, consolidation, statutory share exchange, combination or exchange of shares, distribution to shareholders other than a normal cash dividend or other change in our corporate or capital structure, the Committee will make proportional adjustments to (a) the maximum number and kind of securities available for issuance under the 2011 Plan, (b) the maximum number and kind of securities issuable as incentive stock options, (c) the maximum number and kind of securities issuable as “performance-based” compensation under Section 162(m) of the Code and (d) the number and kind of securities subject to any outstanding awards and the per share price of such securities.

The closing price of our common stock, as reported on the NASDAQ Capital Market on March 31, 2011, was $1.23 per share.

Types of Awards

The 2011 Plan permits the granting of any or all of the following types of awards:

Stock Options.  Stock options entitle the holder to purchase a specified number of shares of our common stock at a specified price, which is called the exercise price, subject to the terms and conditions of the stock option grant. The Committee may grant either incentive stock options, which must comply with Section 422 of the Code, or nonqualified stock options. The Committee sets exercise prices and terms, except that stock options must be granted with an exercise price not less than 100% of the fair market value of the common stock on the date of grant (excluding stock options granted in connection with assuming or substituting stock options in acquisition transactions). Unless the Committee determines otherwise, fair market value means, as of a given date, the closing price of our common stock. At the time of grant, the Committee determines when stock options are exercisable and what the term of the stock options will be, except that the term cannot exceed ten years. If the stock option agreement does not provide otherwise, stock options will vest according to the schedule set forth in the 2011 Plan.

In the event of termination of service with the Company or a related company, a participant will be able to exercise his or her stock option for the period of time and on the terms and conditions determined by the Committee and stated in the stock option agreement. If the stock option agreement does not provide otherwise, stock options may be exercised in accordance with following:

•	Any portion of a stock option that is not vested and exercisable on the date of termination of service will expire on the date of termination of service.

•	Any portion of a stock option that is vested and exercisable on the date of termination of service will expire on the earlier of:

•	the date that is three months after termination of service, if termination of service is for reasons other than cause, retirement, disability or death;

•	the one-year anniversary of termination of service, if termination of service occurs by reason of retirement, disability or death; or

•	the expiration date of the stock option.

If a participant dies after his or her termination of service but while the stock option is otherwise exercisable, the portion of the stock option that is vested and exercisable on the date of termination of services will generally expire upon the earlier of the stock option expiration date and the one-year anniversary of the date of death. If a participant is terminated for cause, all stock options will generally automatically expire upon notification to the participant of the termination.

Stock Appreciation Rights (SARs).  The Committee may grant SARs as a right in tandem with the number of shares underlying stock options granted under the 2011 Plan or as a freestanding award. Upon exercise, SARs entitle the holder to receive payment per share in stock or cash, or in a combination of stock and cash, equal to the excess of the share’s fair market value on the date of exercise over the grant price of the SAR. The grant price of a tandem SAR is equal to the exercise price of the related stock option and the grant price for a freestanding SAR is determined by the Committee in accordance with the procedures described above for stock options. Exercise of an SAR issued in tandem with a stock option will reduce the number of shares underlying the related stock option to the extent of the SAR exercised. The term of a freestanding SAR cannot be more than ten years, and the term of a tandem SAR cannot exceed the term of the related stock option.

Stock Awards, Restricted Stock and Stock Units.  The Committee may grant awards of shares of common stock or awards designated in units of common stock. These awards may be made subject to repurchase or forfeiture restrictions at the Committee’s discretion. The restrictions may be based on continuous service with the Company or the achievement of specified performance criteria, as determined by the Committee. Stock units may be paid in stock or cash or a combination of stock and cash, as determined by the Committee.

Performance Awards.  The Committee may grant performance awards in the form of performance shares or performance units. Performance shares are units valued by reference to a designated number of shares of common stock. Performance units are units valued by reference to a designated amount of property other than shares of common stock. Performance shares and performance units may be payable upon the attainment of performance criteria and other terms and conditions as established by the Committee. Performance awards may be payable in stock, cash or other property, or a combination thereof.

Other Stock or Cash-Based Awards.  The Committee may grant other incentives payable in cash or in shares of common stock, subject to the terms of the 2011 Plan and any other terms and conditions determined by the Committee.

Award Limits

The maximum number of shares of common stock that may be granted subject to awards under the 2011 Plan (other than options or SARs) in a single calendar year may not exceed 500,000 shares.

No Repricing

Without shareholder approval, the Committee is not authorized to (a) lower the exercise or grant price of an option or SAR after it is granted, except in connection with certain adjustments to our corporate or capital structure permitted by the 2011 Plan, such as stock splits, (b) cancel a stock option or SAR at a time when its exercise or grant price exceeds the fair market value of the underlying stock, in exchange for cash, another stock option or stock appreciation right, restricted stock or other equity award, unless the cancellation and exchange occur in connection with a merger, acquisition, spin-off or similar corporate transaction or (c) take any other action that is treated as a repricing under generally accepted accounting principles.

Performance-Based Compensation under Section 162(m)

Performance Goals and Criteria.  Under Section 162(m) of the Code, we are generally prohibited from deducting compensation paid to our principal executive officer and our three other most highly compensated executive officers (other than our principal financial officer) in excess of $1 million per person in any year. However, compensation that qualifies as “performance-based” is excluded for purposes of calculating the amount of compensation subject to the $1 million limit.

For awards intended to qualify as “performance-based compensation” under Section 162(m) of the Code, performance goals may be based on the attainment of specified levels of one, or any combination, of the following performance criteria for the Company as a whole or any affiliate or business unit, as reported or calculated by the Company: cash flows (including, but not limited to, operating cash flow, free cash flow or cash flow return on capital); working capital; earnings per share; book value per share; operating income (including or excluding depreciation, amortization, extraordinary items, restructuring charges or other expenses); revenues; operating margins; return on assets; return on equity; debt; debt plus equity; market or economic value added; stock price appreciation; total shareholder return; cost control; strategic initiatives; market share; net income; return on invested capital; improvements in capital structure; or customer satisfaction, employee satisfaction, services performance, subscriber, cash management, or asset management metrics.

The performance goals also may be based on the achievement of specified levels of performance for the Company as a whole (or of any affiliate or business unit) under one or more of the performance criteria described above relative to the performance of other corporations.

The evaluation of performance may include or exclude any of the following events that occur during a performance period: asset write-downs; litigation or claim judgments or settlements; the effect of changes in tax laws, accounting principles, or other laws or provisions affecting reported results; any reorganization and restructuring programs; extraordinary nonrecurring items as described in Accounting Principles Board Opinion No. 30 and/or in Management’s Discussion and Analysis of Financial Condition and Results of Operations appearing in our annual report to shareholders for the applicable year; acquisitions or divestitures; foreign exchange gains and losses; gains and losses on asset sales; and impairments.

Adjustments.  Awards that are intended to qualify as “performance-based” compensation under Section 162(m) of the Code may be adjusted downwards but not upwards. In addition, achievement of the applicable performance goals related to an award may not be waived, except in the case of the participant’s death or disability. Section 162(m) of the Code requires that a qualifying committee certify that performance goals were achieved before the payment of the “performance-based” compensation.

Limitations.  Subject to certain adjustments for changes in our corporate or capital structure, participants who are granted awards intended to qualify as “performance-based” compensation may not be granted awards, other than performance units, for more than 1,000,000 shares of common stock in any calendar year. However, additional onetime grants of such awards may be granted for up to 500,000 shares to newly hired or newly promoted individuals. The maximum dollar value payable to any participant with respect to performance units or any other awards payable in cash that are intended to qualify as “performance-based” compensation cannot exceed $1 million in any calendar year.

Change of Control

Effect of Change of Control.  Under the 2011 Plan, unless the Committee determines otherwise in the instrument evidencing an award or in a written employment, services or other agreement between a participant and the Company or a related company, in the event of a change of control:

•	All outstanding awards, other than performance shares and performance units, will become fully vested and exercisable or payable, and all applicable restrictions or forfeiture provisions will lapse, immediately prior to the change of control and such awards will terminate at the effective time of the change of control, except that with respect to a change of control that is a company transaction in which such awards could be converted, assumed, substituted for or replaced by the successor company, such awards will become fully vested and exercisable or payable, and all applicable restrictions or forfeiture provisions will lapse, only if and to the extent such awards are not converted, assumed, substituted for or replaced by the successor company. If and to the extent that the successor company converts, assumes, substitutes for or replaces an award, the vesting restrictions and/or forfeiture provisions applicable to such award will not be accelerated or lapse, and all such vesting restrictions and/or forfeiture provisions will continue with respect to any shares of the successor company or other consideration that may be received with respect to such award.

•	All performance shares and performance units earned and outstanding as of the date of the change of control and for which the payout level has been determined will be payable in full in accordance with the payout schedule included in the instrument evidencing the award. Any remaining outstanding performance shares or performance units for which the payout level has not been determined will be prorated at the target payout level up to and including the date of the change of control and will be payable in accordance with the payout schedule provided in the instrument evidencing the award.

•	The Committee may in its discretion instead provide that a participant’s outstanding awards will terminate in exchange for a cash payment.

Definition of Change of Control and Company Transaction.  Unless the Committee determines otherwise with respect to an award at the time it is granted or unless otherwise defined for purposes of an award in a written employment, services or other agreement between a participant and the Company or a related company, a change of control of the Company generally means the occurrence of any of the following events:

•	an acquisition by any individual, entity or group of beneficial ownership of 50% or more of either (a) the then outstanding shares of common stock or (b) the combined voting power of the then outstanding voting securities of the Company entitled to vote generally in the election of directors (generally excluding any acquisition directly from the Company, any acquisition by the Company, any acquisition by any employee benefit plan of the Company or a related company, or an acquisition pursuant to certain related party transactions);

•	a change in the composition of the Board such that, during any 24-month period, the incumbent Board members cease to constitute at least a majority of the Board (not including directors whose election, or nomination for election by shareholders, was approved by a majority of the incumbent Board); or

•	consummation of a company transaction, which is generally defined as a merger, consolidation or statutory share exchange, a sale of at least 50% of the Company’s outstanding voting securities, or a sale, lease or other transfer of all or substantially all of the assets of the Company, unless (a) after such transaction the beneficial owners of our common stock and voting securities immediately prior to the transaction retain at least 50% of such common stock and voting securities of the company resulting from such transaction, (b) no person beneficially owns 33% or more of the then outstanding common stock or voting securities of the company resulting from such transaction, and (c) at least a majority of the board of directors of the company resulting from such transaction were incumbent directors of the Company prior to such transaction.

If we dissolve or liquidate, unless the Committee determines otherwise, outstanding awards will terminate immediately prior to such dissolution or liquidation.

Term, Termination and Amendment

Unless earlier terminated by the Board or the Compensation and Governance Committee, the 2011 Plan will terminate, and no further awards may be granted, ten years after the date on which the Board approved the 2011 Plan, or April 1, 2021. The Board or the Compensation and Governance Committee may amend, suspend or terminate the 2011 Plan at any time, except that, if required by applicable law, regulation or stock exchange rule, shareholder approval will be required for any amendment, and only the Board may amend the Plan if shareholder approval of the amendment is required. The amendment, suspension or termination of the 2011 Plan or the amendment of an outstanding award generally may not, without a participant’s consent, materially adversely affect any rights under an outstanding award.

Federal Income Tax Information

The following is a brief summary of the U.S. federal income tax consequences of the 2011 Plan generally applicable to the Company and to participants in the 2011 Plan who are subject to U.S. federal taxes. The summary is based on the Code, applicable Treasury Regulations and administrative and judicial interpretations thereof, each as in effect on the date of this proxy statement and is, therefore, subject to future changes in the law, possibly with retroactive effect. The summary is general in nature and does not purport to be legal or tax advice. Furthermore, the summary does not address issues relating to any U.S. gift or estate tax consequences or the consequences of any state, local or foreign tax laws.

Nonqualified Stock Options.  A participant generally will not recognize taxable income upon the grant or vesting of a nonqualified stock option with an exercise price at least equal to the fair market value of our common stock on the date of grant and no additional deferral feature. Upon the exercise of a nonqualified stock option, a participant generally will recognize compensation taxable as ordinary income in an amount equal to the difference between the fair market value of the shares underlying the stock option on the date of exercise and the exercise price of the stock option. When a participant sells the shares, the participant will have short-term or long-term capital gain or loss, as the case may be, equal to the difference between the amount the participant received from the sale and the tax basis of the shares sold. The tax basis of the shares generally will be equal to the greater of the fair market value of the shares on the exercise date or the exercise price of the stock option.

Incentive Stock Options.  A participant generally will not recognize taxable income upon the grant of an incentive stock option. If a participant exercises an incentive stock option during employment as an employee or within three months after his or her employment ends (12 months in the case of permanent and total disability), the participant will not recognize taxable income at the time of exercise for regular U.S. federal income tax purposes (although the participant generally will have taxable income for alternative minimum tax purposes at that time as if the stock option were a nonqualified stock option). If a participant sells or otherwise disposes of the shares acquired upon exercise of an incentive stock option after the later of (a) one year from the date the participant exercised the stock option and (b) two years from the grant date of the stock option, the participant generally will recognize long-term capital gain or loss equal to the difference between the amount the participant received in the disposition and the exercise price of the stock option. If a participant sells or otherwise disposes of shares acquired upon exercise of an incentive stock option before these holding period requirements are satisfied, the disposition will constitute a “disqualifying disposition,” and the participant generally will recognize taxable ordinary income in the year of disposition equal to the excess of the fair market value of the shares on the date of exercise over the exercise price of the stock option (or, if less, the excess of the amount realized on the disposition of the shares over the exercise price of the stock option). The balance of the participant’s gain on a disqualifying disposition, if any, will be taxed as short-term or long-term capital gain, as the case may be.

With respect to both nonqualified stock options and incentive stock options, special rules apply if a participant uses shares of our common stock already held by the participant to pay the exercise price or if the shares received upon exercise of the stock option are subject to a substantial risk of forfeiture by the participant.

Stock Appreciation Rights.  A participant generally will not recognize taxable income upon the grant or vesting of an SAR with a grant price at least equal to the fair market value of our common stock on the date of grant and no additional deferral feature. Upon the exercise of an SAR, a participant generally will recognize compensation taxable as ordinary income in an amount equal to the difference between the fair market value of the shares underlying the SAR on the date of exercise and the grant price of the SAR.

Unrestricted Stock Awards.  Upon receipt of an unrestricted stock award, a participant generally will recognize compensation taxable as ordinary income in an amount equal to the excess of the fair market value of the shares at such time over the amount, if any, paid by the participant with respect to the shares. When a participant sells the shares, the participant generally will have short-term or long-term capital gain or loss, as the case may be, equal to the difference between the amount the participant received from the sale and the tax basis of the shares sold. The tax basis of the shares generally will be equal to the amount, if any, paid by the participant with respect to the shares plus the amount of taxable ordinary income recognized by the participant upon receipt of the shares.

Restricted Stock Awards.  A recipient of a restricted stock award generally will recognize compensation taxable as ordinary income when the shares cease to be subject to restrictions in an amount equal to the excess of the fair market value of the shares on the date the restrictions lapse over the amount, if any, paid by the participant with respect to the shares. However, no later than 30 days after a participant receives the restricted stock award, the participant may elect to recognize compensation taxable as ordinary income in an amount equal to the fair market value of the shares at the time of receipt. Provided the election is properly made in a timely manner, when the restrictions on the shares lapse, the participant will not recognize any additional income. If the participant forfeits the shares to the Company (e.g., upon the participant’s termination prior to expiration of the restriction period), the participant may not claim a deduction with respect to the income recognized as a result of making the election. Any dividends paid with respect to shares of restricted stock generally will be taxable as ordinary income to the participant at the time the dividends are received.

Restricted Stock Units.  A participant generally will not recognize income at the time a restricted stock unit is granted. When any part of a stock unit is issued or paid, the participant generally will recognize compensation taxable as ordinary income at the time of such issuance or payment in an amount equal to the then fair market value of any shares the participant receives.

Performance Awards.  A participant generally will not recognize taxable income upon the grant of a performance award. Upon the distribution of cash, shares or other property to a participant pursuant to the terms of a performance award, the participant generally will recognize compensation taxable as ordinary income equal to the excess of (a) the amount of cash or the fair market value of any other property issued or paid to the participant pursuant to the terms of the award over (b) any amount paid by the participant with respect to the award.

Other Stock or Cash-Based Awards.  The U.S. federal income tax consequences of other stock or cash-based awards will depend upon the specific terms of each award.

Tax Consequences to the Company.  In the foregoing cases, we generally will be entitled to a deduction at the same time, and in the same amount, as a participant recognizes ordinary income, subject to certain limitations imposed under the Code.

Section 409A of the Code.  We intend that awards granted under the 2011 Plan comply with, or otherwise be exempt from, Section 409A of the Code, but make no representation or warranty to that effect.

Tax Withholding.  We are authorized to deduct or withhold from any award granted or payment due under the 2011 Plan, or require a participant to remit to us, the amount of any withholding taxes due in respect of the award or payment and to take such other action as may be necessary to satisfy all obligations for the payment of applicable withholding taxes. We are not required to issue any shares of common stock or otherwise settle an award under the 2011 Plan until all tax withholding obligations are satisfied.

New Plan Benefits

A new plan benefits table for the 2011 Plan and the benefits or amounts that would have been received by or allocated to participants for the last completed fiscal year under the 2011 Plan if the 2011 Plan was then in effect, as described in the federal proxy rules, are not provided because all awards made under the 2011 Plan will be made at the Committee’s discretion. Therefore, the benefits and amounts that will be received or allocated under the 2011 Plan are not determinable at this time. However, please refer to the Summary Compensation Table which sets forth certain information regarding awards granted to our Named Executive Officers during the fiscal year ended December 31, 2010. Equity grants to our non-employee directors are described under “Director Compensation.”

The Board Of Directors Unanimously Recommends a Vote “FOR”
Approval of the Jones Soda Co. 2011 Incentive Plan.

Equity Compensation Plan Information

The following table gives information as of December 31, 2010, the end of the most recently completed fiscal year, about shares of common stock that may be issued under our 2002 Stock Option and Restricted Stock Plan and 2007 Employee Stock Purchase Plan, both of which have been approved by shareholders. To date, no amounts have been issued under the 2007 Employee Stock Purchase Plan.

	(a)	(b)	(c)
	No. of	Weighted	Number of Securities
	Shares to be	Average	Remaining Available
	Issued Upon	Exercise	for Future Issuance
	Exercise of	Price of	Under Equity
	Outstanding	Outstanding	Compensation Plans
	Stock Options,	Stock Options,	(Excluding Securities
	Warrants and	Warrants and	Reflected in Column
Plan Category	Rights	Rights	(a))

Equity Compensation Plans Approved by Shareholders	1,789,784	$1.96	796,312	(1)
Equity Compensation Plans Not Approved by Shareholders	N/A	N/A	N/A

TOTAL	1,789,784	$1.96	796,312	(1)

(1)	Includes 496,312 shares available for issuance under the 2002 Stock Option and Restricted Stock Plan, under which we may grant restricted stock awards in addition to stock options. Each non-employee director receives an annual stock option grant of up to 20,000 shares of common stock, or an equivalent grant of shares of restricted stock, pursuant to a program administered under our 2002 Stock Option and Restricted Stock Plan. Also includes 300,000 shares available for issuance under the 2007 Employee Stock Purchase Plan.

TRANSACTIONS WITH RELATED PERSONS

There have been no related person transactions required to be disclosed pursuant to Item 404(a) or Item 404(d)(1) of Regulation S-K since the beginning of fiscal year 2009.

The Board of Directors, upon the recommendation of the Audit Committee, has adopted a written policy for the review and approval or ratification of related person transactions. Under the policy, our directors and executive officers are expected to disclose to our Chief Financial Officer (or, if the transaction involves the Chief Financial Officer, to the Chief Executive Officer) (either, as applicable, the “Designated Officer”) the material facts of any transaction that could be considered a related person transaction promptly upon gaining knowledge of the transaction. A related person transaction is generally defined as any transaction required to be disclosed under Item 404(a) of Regulation S-K, the SEC’s related person transaction disclosure rule, except that our policy does not contain a dollar threshold for a transaction to be considered a related person transaction.

If the Designated Officer determines that the transaction is a related person transaction under SEC’s rules, the Designated Officer will notify the Chair of the Audit Committee and submit the transaction to the Audit Committee, which will review and determine whether to approve or ratify the transaction.

When determining whether to approve or ratify a related person transaction, the Audit Committee will review relevant facts regarding the related person transaction, including:

•	The extent of the related person’s interest in the transaction;

•	Whether the terms are comparable to those generally available in arm’s-length transactions; and

•	Whether the related person transaction is consistent with the best interests of the Company.

The related person involved in the related person transaction may participate in the approval/ratification process only to provide additional information as needed for the Audit Committee’s review. If any Related Person Transaction is not approved or ratified by the Committee, the Committee may take such action in respect of the transaction as it may deem necessary or desirable in the best interests of the Company and its shareholders. If any related person transaction is ongoing or is part of a series of transactions, the Audit Committee may establish guidelines as necessary to appropriately review the ongoing related person transaction. After initial approval/ratification of the transaction, the Audit Committee will review the related person transaction on a regular basis (at least annually).

The Audit Committee is authorized to administer the Company’s related person transactions policy, and may amend, modify and interpret the policy as it deems necessary or desirable. Any material amendments or modifications to the policy will be reported to the full Board at its next regularly scheduled meeting. In addition the Audit Committee will conduct an annual review and assessment of the policy.

REPORT OF AUDIT COMMITTEE

The Audit Committee of our Board of Directors serves as the representative of the Board for general oversight of our financial accounting and reporting process, system of internal control, audit process, and process for monitoring compliance with laws and regulations. Management has primary responsibility for preparing our financial statements, our internal controls and our financial reporting process. Our independent registered public accounting firm (“independent accountants”), Peterson Sullivan LLP (“Peterson Sullivan”), is responsible for performing an independent audit of our consolidated financial statements in accordance with U.S. generally accepted auditing principles and issuing their report.

In this context, the Audit Committee has reviewed and discussed the audited consolidated financial statements for fiscal year 2010 with management and the independent accountants. The Audit Committee discussed with the independent accountants matters required to be discussed by Statement on Auditing Standards No. 61 (Communications with Audit Committees), as amended, and SEC Regulation S-X, Rule 2-07.

The Audit Committee has received the written disclosures and the letter from the independent accountants required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent accountants’ communications with the Audit Committee concerning independence, and the Audit Committee discussed with the independent accountants the independent accountants’ independence.

Based upon the Audit Committee’s review and discussions referred to above, the Audit Committee recommended to the Board of Directors that the audited consolidated financial statements be included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2010 for filing with the Securities and Exchange Commission.

Audit Committee of the Board of Directors
Richard S. Eiswirth, Jr., Chairman
Matthew K. Kellogg
Susan A. Schreter

CHANGE IN INDEPENDENT AUDITORS

On April 27, 2010 we filed a Current Report on Form 8-K (the “Form 8-K”) with the SEC reporting that, on April 23, 2010, we dismissed our independent registered public accounting firm, Deloitte & Touche LLP (“Deloitte”), and engaged Peterson Sullivan to serve as our independent registered public accounting firm for the fiscal year ending December 31, 2010. The dismissal of Deloitte and the appointment of Peterson Sullivan were approved by the Company’s Audit Committee.

Deloitte’s reports on the Company’s consolidated financial statements for the years ended December 31, 2009 and 2008 did not contain an adverse opinion or a disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles, except for Deloitte’s audit report dated March 31, 2010, which contained an explanatory paragraph that cited certain conditions that raised substantial doubt about the Company’s ability to continue as a going concern. During the fiscal years ended December 31, 2009 and 2008 and through April 23, 2010, there were no disagreements with Deloitte on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Deloitte, would have caused Deloitte to make reference thereto in its reports on the financial statements of the Company for such fiscal years.

During the years ended December 31, 2009 and 2008 and through April 23, 2010, there were no “reportable events” (as defined in Regulation S-K Item 304(a)(1)(v)).

The Company provided Deloitte with a copy of the Form 8-K and requested that Deloitte furnish the Company with a letter addressed to the U.S. Securities and Exchange Commission stating whether Deloitte agrees with the disclosure contained in the Form 8-K. The Company received the requested letter from Deloitte and a copy of Deloitte’s letter was filed as Exhibit 16.1 to the Form 8-K.

During the years ended December 31, 2009 and 2008 and through April 23, 2010, neither the Company nor anyone on the Company’s behalf consulted Peterson Sullivan regarding either (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements, and no written report or oral advice of Peterson Sullivan was provided to the Company that Peterson Sullivan concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue, or (ii) any matter that was either the subject of a disagreement as defined in Item 304(a)(1)(iv) of Regulation S-K or a “reportable event” as defined in Item 304(a)(1)(v) of Regulation S-K.

Policy for Approval of Audit and Permitted Non-Audit Services

All audit, audit-related and tax services were pre-approved by the Audit Committee, which concluded that the provision of such services by the Company’s independent registered public accounting firm was compatible with the maintenance of that firm’s independence in the conduct of its auditing functions. The Audit Committee’s charter requires that the Committee review the scope and extent of audit services to be provided, including the engagement letter, prior to the annual audit, and review and pre-approve all audit fees to be charged by the independent auditors. In addition, the charter requires the Committee to pre-approve all additional non-audit matters to be provided by the independent auditors.

Audit and Related Fees

The following table sets forth the aggregate fees billed by Peterson Sullivan for professional services rendered during the fiscal year ended December 31, 2010 and by Deloitte for professional services rendered during the fiscal year ended December 31, 2009:

	Peterson
	Sullivan	Deloitte
	2010	2009

Audit Fees(1)	$152,920	$404,175
Audit-Related Fees(2)	—	7,145
Tax Fees(3)	20,000	23,500
All Other Fees	—	—

(1)	“Audit Fees” represent fees for professional services provided in connection with the audit of our annual financial statements and review of our quarterly financial statements included in our reports on Form 10-Q, and audit services provided in connection with other statutory or regulatory filings.

(2)	“Audit-Related Fees” generally represent fees for assurance and related services reasonably related to the performance of the audit or review of our financial statements.

(3)	“Tax Fees” generally represent fees for tax advice.

All the above services were pre-approved by the Audit Committee.

PROPOSAL 3 — RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

The Audit Committee has selected Peterson Sullivan as our independent registered public accounting firm for the 2011 fiscal year, and has further directed that management submit the selection of our independent registered public accounting firm for ratification by the shareholders at the Annual Meeting. Representatives of Peterson Sullivan are expected to be present at the Annual Meeting and will have an opportunity to make a statement if they so desire and are expected to be available to respond to appropriate questions.

Shareholder ratification of the selection of Peterson Sullivan as our independent registered public accounting firm is not required. The Sarbanes-Oxley Act of 2002 requires the Audit Committee to be directly responsible for the appointment, compensation and oversight of the audit work of the independent registered public accounting firm. However, the Audit Committee is submitting the selection of Peterson Sullivan to the shareholders for ratification as a matter of good corporate governance. If the shareholders fail to ratify the selection, the Audit Committee will reconsider whether to retain that firm, and may retain that firm or another without resubmitting the matter to the shareholders. Even if the selection is ratified, the Audit Committee in its discretion may direct the appointment of a different independent registered public accounting firm at any time during the year if the Audit Committee determines that such a change would be in the best interests of our Company and our shareholders.

The Board of Directors Recommends a Vote “FOR” Proposal 3

SHAREHOLDER PROPOSALS FOR 2012 ANNUAL MEETING

Shareholder Proposals

Eligible shareholders who wish to present proposals for action at the 2012 Annual Meeting of Shareholders and for inclusion in our Proxy Statement must submit their proposals in writing to our Corporate Secretary, at 234 Ninth Avenue North, Seattle, Washington 98109 no later than Wednesday, December 14, 2011. In addition, any shareholder who intends to present a proposal at the 2012 Annual Meeting without inclusion of such proposal in our proxy materials must provide us notice of such proposal in the manner set forth above by Monday, February 27, 2012 or such proposal will be considered untimely. For such proposals that are untimely, the Company retains discretion to vote proxies it receives. For such proposals that are timely, the Company retains discretion to vote proxies it receives provided that (1) the Company includes in its Proxy Statement advice on the nature of the proposal and how it intends to exercise its voting discretion and (2) the proponent does not issue a proxy statement. We reserve the right to reject, rule out of order, or take other appropriate action with respect to any proposal that does not comply with these and other applicable requirements.

Director Nominations

Shareholders who intend to nominate persons for election to the Board of Directors at the 2012 Annual Meeting of Shareholders must provide advance written notice of such nomination in the manner required by our Bylaws. Written notice of nominations, complying with Section 17 of Article IV of the Bylaws, must be delivered or mailed by first class United States mail, postage pre-paid, to the Secretary of the Company not less than 14 days nor more than 50 days prior to the date of the 2012 Annual Meeting of Shareholders; provided, however, that if less than 21 days’ notice of the meeting is given to the shareholders, such written notice shall be delivered or mailed, as prescribed above, to the Secretary of the company not later than 5:00 p.m. on the seventh day following the day on which notice of the meeting was mailed to the shareholders.

HOUSEHOLDING OF PROXIES

The SEC has adopted rules that permit companies and intermediaries such as brokers to satisfy delivery requirements for annual reports and proxy statements with respect to two or more shareholders sharing the same address by delivering a single annual report and/or proxy statement addressed to those shareholders. This process, which is commonly referred to as “householding,” potentially provides extra convenience for shareholders and cost savings for companies. We and some brokers household annual reports and proxy materials, delivering a single annual report and/or proxy statement to multiple shareholders sharing an address unless contrary instructions have been received from the affected shareholders.

Once you have received notice from your broker or us that they or we will be householding materials to your address, householding will continue until you are notified otherwise or until you revoke your consent. You may request to receive at any time a separate copy of our annual report or proxy statement, by sending a written request to Jones Soda Co., 234 Ninth Avenue North, Seattle, WA 98109, Attention: Investor Relations or calling us at 206-624-3357.

If, at any time, you no longer wish to participate in householding and would prefer to receive a separate annual report or proxy statement in the future, please notify your broker if your shares are held in a brokerage account or us if you hold registered shares. If, at any time, you and another shareholder sharing the same address wish to participate in householding and prefer to receive a single copy of our annual report or proxy statement, please notify your broker if your shares are held in a brokerage account or us if you hold registered shares. You can notify us by sending a written request to Jones Soda Co., 234 Ninth Avenue North, Seattle, WA 98109, Attention: Investor Relations or calling us at 206-624-3357.

INTERNET VOTING

The Company is incorporated under Washington law, which specifically permits electronically transmitted proxies, provided that the transmission set forth or be submitted with information from which it can reasonably be determined that the transmission was authorized by the shareholder. The electronic voting procedures provided for the Annual Meeting are designed to authenticate each shareholder by use of a control number to allow shareholder to vote their shares and to confirm that their instructions have been properly recorded.

OTHER BUSINESS

As of the date of this Proxy Statement, the Board of Directors knows of no other business that will be presented for consideration at the Annual Meeting. If any other matters are properly brought before the Annual Meeting, it is intended that the persons named in the accompanying proxy will vote the shares represented by the proxies on each of such matters, in accordance with their best judgment.

By Order of the Board of Directors

William R. Meissner
Chief Executive Officer

April 12, 2011

ANNEX A

JONES SODA CO.

2011 INCENTIVE PLAN

SECTION 1. PURPOSE

The purpose of the Jones Soda Co. 2011 Incentive Plan is to attract, retain and motivate employees, officers, directors, consultants, agents, advisors and independent contractors of the Company and its Related Companies by providing them the opportunity to acquire a proprietary interest in the Company and to align their interests and efforts to the long-term interests of the Company’s shareholders.

SECTION 2. DEFINITIONS

Certain capitalized terms used in the Plan have the meanings set forth in Appendix A.

SECTION 3. ADMINISTRATION

3.1  Administration of the Plan

(a) The Plan shall be administered by the Board or the Compensation and Governance Committee (including a subcommittee thereof), which shall be composed of two or more directors, each of whom is a “non-employee director” within the meaning of Rule 16b-3(b)(3) promulgated under the Exchange Act, or any successor definition adopted by the Securities and Exchange Commission, and an “outside director” within the meaning of Section 162(m) of the Code, or any successor provision thereto.

(b) Notwithstanding the foregoing, the Board may delegate concurrent responsibility for administering the Plan, including with respect to designated classes of Eligible Persons, to different committees consisting of two or more members of the Board, subject to such limitations as the Board deems appropriate, except with respect to Awards to Participants who are subject to Section 16 of the Exchange Act or Awards granted pursuant to Section 16 of the Plan. Members of any committee shall serve for such term as the Board may determine, subject to removal by the Board at any time. To the extent consistent with applicable law, the Board may authorize one or more senior executive officers of the Company to grant Awards to designated classes of Eligible Persons, within limits specifically prescribed by the Board; provided, however, that no such officer shall have or obtain authority to grant Awards to himself or herself or to any person subject to Section 16 of the Exchange Act. All references in the Plan to the “Committee” shall be, as applicable, to the Board, the Compensation and Governance Committee or any other committee or any officer to whom authority has been delegated to administer the Plan.

3.2  Administration and Interpretation by Committee

(a) Except for the terms and conditions explicitly set forth in the Plan and to the extent permitted by applicable law, the Committee shall have full power and exclusive authority, subject to such orders or resolutions not inconsistent with the provisions of the Plan as may from time to time be adopted by the Board or a Committee composed of members of the Board, to (i) select the Eligible Persons to whom Awards may from time to time be granted under the Plan; (ii) determine the type or types of Award to be granted to each Participant under the Plan; (iii) determine the number of shares of Common Stock to be covered by each Award granted under the Plan; (iv) determine the terms, conditions, restrictions and limitations, if any, of any Award granted under the Plan; (v) approve the forms of notice or agreement for use under the Plan; (vi) determine whether, to what extent and under what circumstances Awards may be settled in cash, shares of Common Stock or other property or canceled or suspended; (vii) interpret and administer the Plan and any instrument evidencing an Award, notice or agreement executed or entered into under the Plan; (viii) establish such rules and regulations as it shall deem appropriate for the proper administration of the Plan; (ix) delegate ministerial duties to such of the Company’s employees as it so determines; and (x) make any other determination and take any other action that the Committee deems necessary or desirable for administration of the Plan.

(b) In no event, however, shall the Committee have the right, without shareholder approval, to (i) lower the exercise or grant price of an Option or SAR after it is granted, except in connection with adjustments provided in Section 15.1; (ii) cancel an Option or SAR at a time when its exercise or grant price exceeds the fair market value of the underlying stock, in exchange for cash, another option or stock appreciation right, restricted stock or other equity award, unless the cancellation and exchange occur in connection with a merger, acquisition, spin-off or other similar corporate transaction; or (iii) take any other action that is treated as a repricing under generally accepted accounting principles.

(c) The effect on the vesting of an Award of a Company-approved leave of absence or a Participant’s reduction in hours of employment or service shall be determined by the Company’s chief human resources officer or other person performing that function or, with respect to directors or executive officers, by the Compensation and Governance Committee, whose determination shall be final.

(d) Decisions of the Committee shall be final, conclusive and binding on all persons, including the Company, any Participant, any shareholder and any Eligible Person. A majority of the members of the Committee may determine its actions.

SECTION 4. SHARES SUBJECT TO THE PLAN

4.1  Authorized Number of Shares

Subject to adjustment from time to time as provided in Section 15.1, the number of shares of Common Stock available for issuance under the Plan shall be:

(a) 3,000,000 shares; plus

(b) an annual increase to be added as of the first day of the Company’s fiscal year beginning in 2012 equal to the least of (i) 1,300,000 shares, (ii) 4.0% of the outstanding Common Stock as of the end of the Company’s immediately preceding fiscal year, and (iii) a lesser amount determined by the Board; provided, however, that any shares from any such increases in previous years that are not actually issued shall continue to be available for issuance under the Plan, and provided further that the aggregate number of shares of Common Stock that may be granted pursuant to all Awards in a single fiscal year shall not exceed 10% of the Company’s outstanding shares of Common Stock on a fully diluted basis as of the end of the Company’s immediately preceding fiscal year.

Shares issued under the Plan shall be drawn from authorized and unissued shares.

4.2  Share Usage

(a) If any Award lapses, expires, terminates or is canceled prior to the issuance of shares thereunder or if shares of Common Stock are issued under the Plan to a Participant and thereafter are forfeited to or otherwise reacquired by the Company, the shares subject to such Awards and the forfeited or reacquired shares shall again be available for issuance under the Plan. Notwithstanding the foregoing, any shares of Common Stock (i) tendered by a Participant or retained by the Company as full or partial payment to the Company for the purchase price of an Award or to satisfy tax withholding obligations in connection with an Award, or (ii) covered by an Award that is settled in cash, or in a manner such that some or all of the shares of Common Stock covered by the Award are not issued, shall not become available for Awards under the Plan. The number of shares of Common Stock available for issuance under the Plan shall not be reduced to reflect any dividends or dividend equivalents that are reinvested into additional shares of Common Stock or credited as additional shares of Common Stock subject or paid with respect to an Award.

(b) The Committee shall also, without limitation, have the authority to grant Awards as an alternative to or as the form of payment for grants or rights earned or due under other compensation plans or arrangements of the Company.

(c) Notwithstanding any other provision of the Plan to the contrary, the Committee may grant Substitute Awards under the Plan. Substitute Awards shall not reduce the number of shares authorized for issuance under the Plan. In the event that an Acquired Entity has shares available for awards or grants under one or more preexisting plans not adopted in contemplation of such acquisition or combination and previously approved by the Acquired Entity’s shareholders, then, to the extent determined by the Board or the Compensation and Governance Committee, the shares available for grant pursuant to the terms of such preexisting plan (as adjusted, to the extent appropriate, using the exchange ratio or other adjustment or valuation ratio or formula used in such acquisition or combination to determine the consideration payable to holders of common stock of the entities that are parties to such acquisition or combination) may be used for Awards under the Plan and shall not reduce the number of shares of Common Stock authorized for issuance under the Plan; provided, however, that Awards using such available shares shall not be made after the date awards or grants could have been made under the terms of such preexisting plans, absent the acquisition or combination, and shall only be made to individuals who were not employees or directors of the Company or a Related Company prior to such acquisition or combination. In the event that a written agreement between the Company and an Acquired Entity pursuant to which a merger or consolidation or statutory share exchange is completed is approved by the Board and that agreement sets forth the terms and conditions of the substitution for or assumption of outstanding awards of the Acquired Entity, those terms and conditions shall be deemed to be the action of the Committee without any further action by the Committee, except as may be required for compliance with Rule 16b-3 under the Exchange Act, and the persons holding such awards shall be deemed to be Participants.

(d) Notwithstanding the other provisions in this Section 4.2 to the contrary, the maximum number of shares that may be issued upon the exercise of Incentive Stock Options shall equal the aggregate share number stated in Section 4.1, subject to adjustment as provided in Section 15.1.

(e) Notwithstanding any other provision of the Plan to the contrary, and subject to adjustment as provided in Section 15.1, the maximum number of shares of Common Stock that may be granted subject to all Awards (other than Awards of Options or Stock Appreciation Rights) in a single calendar year shall not exceed 500,000 shares.

SECTION 5. ELIGIBILITY

An Award may be granted to any employee, officer or director of the Company or a Related Company whom the Committee from time to time selects. An Award may also be granted to any consultant, agent, advisor or independent contractor for bona fide services rendered to the Company or any Related Company that (a) are not in connection with the offer and sale of the Company’s securities in a capital-raising transaction and (b) do not directly or indirectly promote or maintain a market for the Company’s securities.

SECTION 6. AWARDS

6.1  Form, Grant and Settlement of Awards

The Committee shall have the authority, in its sole discretion, to determine the type or types of Awards to be granted under the Plan. Such Awards may be granted either alone or in addition to or in tandem with any other type of Award. Any Award settlement may be subject to such conditions, restrictions and contingencies as the Committee shall determine.

6.2  Evidence of Awards

Awards granted under the Plan shall be evidenced by a written, including an electronic, instrument that shall contain such terms, conditions, limitations and restrictions as the Committee shall deem advisable and that are not inconsistent with the Plan.

6.3  Dividends and Distributions

Participants may, if the Committee so determines, be credited with dividends paid with respect to shares of Common Stock underlying an Award in a manner determined by the Committee in its sole discretion. The Committee may apply any restrictions to the dividends or dividend equivalents that the Committee deems appropriate. The Committee, in its sole discretion, may determine the form of payment of dividends or dividend equivalents, including cash, shares of Common Stock, Restricted Stock or Stock Units. Notwithstanding the foregoing, the right to any dividends or dividend equivalents declared and paid on the number of shares underlying an Option or a Stock Appreciation Right may not be contingent, directly or indirectly on the exercise of the Option or Stock Appreciation Right, and must comply with or qualify for an exemption under Section 409A. Also notwithstanding the foregoing, the right to any dividends or dividend equivalents declared and paid on Restricted Stock must (a) be paid at the same time they are paid to other shareholders and (b) comply with or qualify for an exemption under Section 409A.

SECTION 7. OPTIONS

7.1  Grant of Options

The Committee may grant Options designated as Incentive Stock Options or Nonqualified Stock Options.

7.2  Option Exercise Price

Options shall be granted with an exercise price per share not less than 100% of the Fair Market Value of the Common Stock on the Grant Date (and shall not be less than the minimum exercise price required by Section 422 of the Code with respect to Incentive Stock Options), except in the case of Substitute Awards.

7.3  Term of Options

Subject to earlier termination in accordance with the terms of the Plan and the instrument evidencing the Option, the maximum term of an Option shall be ten years from the Grant Date. For Incentive Stock Options, the maximum term shall comply with Section 422 of the Code.

7.4  Exercise of Options

The Committee shall establish and set forth in each instrument that evidences an Option the time at which, or the installments in which, the Option shall vest and become exercisable, any of which provisions may be waived or modified by the Committee at any time.

If not so established in the instrument evidencing the Option, the Option shall vest and become exercisable according to the following schedule, which may be waived or modified by the Committee at any time:

Period of Participant’s Continuous
Employment or Service With the Company
or Its Related Companies from the Vesting	Portion of Total Option
Commencement Date	That Is Vested and Exercisable

After one year	25%
Each additional one-month period of continuous service completed thereafter	An additional 1/48th

After four years	100%

To the extent an Option has vested and become exercisable, the Option may be exercised in whole or from time to time in part by delivery to or as directed or approved by the Company of a properly executed stock option exercise agreement or notice, in a form and in accordance with procedures established by the Committee, setting forth the number of shares with respect to which the Option is being exercised, the restrictions imposed on the shares purchased under such exercise agreement or notice, if any, and such representations and agreements as may be required by the Committee, accompanied by payment in full as described in Section 7.5. An Option may be exercised only for whole shares and may not be exercised for less than a reasonable number of shares at any one time, as determined by the Committee.

7.5  Payment of Exercise Price

The exercise price for shares purchased under an Option shall be paid in full to the Company by delivery of consideration equal to the product of the Option exercise price and the number of shares purchased. Such consideration must be paid before the Company will issue the shares being purchased and must be in a form or a combination of forms acceptable to the Committee for that purchase, which forms may include:

(a) cash;

(b) check or wire transfer;

(c) having the Company withhold shares of Common Stock that would otherwise be issued on exercise of the Option that have an aggregate Fair Market Value equal to the aggregate exercise price of the shares being purchased under the Option;

(d) tendering (either actually or, so long as the Common Stock is registered under Section 12(b) or 12(g) of the Exchange Act, by attestation) shares of Common Stock owned by the Participant that have an aggregate Fair Market Value equal to the aggregate exercise price of the shares being purchased under the Option;

(e) so long as the Common Stock is registered under Section 12(b) or 12(g) of the Exchange Act, and to the extent permitted by law, delivery of a properly executed exercise agreement or notice, together with irrevocable instructions to a brokerage firm designated or approved by the Company to deliver promptly to the Company the aggregate amount of proceeds to pay the Option exercise price and any withholding tax obligations that may arise in connection with the exercise, all in accordance with the regulations of the Federal Reserve Board; or

(f) such other consideration as the Committee may permit.

7.6  Effect of Termination of Service

The Committee shall establish and set forth in each instrument that evidences an Option whether the Option shall continue to be exercisable, and the terms and conditions of such exercise, after a Termination of Service, any of which provisions may be waived or modified by the Committee at any time. If not so established in the instrument evidencing the Option, the Option shall be exercisable according to the following terms and conditions, which may be waived or modified by the Committee at any time:

(a) Any portion of an Option that is not vested and exercisable on the date of a Participant’s Termination of Service shall expire on such date.

(b) Any portion of an Option that is vested and exercisable on the date of a Participant’s Termination of Service shall expire on the earliest to occur of:

(i) if the Participant’s Termination of Service occurs for reasons other than Cause, Retirement, Disability or death, the date that is three months after such Termination of Service;

(ii) if the Participant’s Termination of Service occurs by reason of Retirement, Disability or death, the one-year anniversary of such Termination of Service; and

(iii) the Option Expiration Date.

Notwithstanding the foregoing, if a Participant dies after his or her Termination of Service but while an Option is otherwise exercisable, the portion of the Option that is vested and exercisable on the date of such Termination of Service shall expire upon the earlier to occur of (y) the Option Expiration Date and (z) the one-year anniversary of the date of death, unless the Committee determines otherwise.

Also notwithstanding the foregoing, in case a Participant’s Termination of Service occurs for Cause, all Options granted to the Participant shall automatically expire upon first notification to the Participant of such termination, unless the Committee determines otherwise. If a Participant’s employment or service relationship with the Company is suspended pending an investigation of whether the Participant shall be terminated for Cause, all the Participant’s rights under any Option shall likewise be suspended during the period of investigation. If any facts that would constitute termination for Cause are discovered after a Participant’s Termination of Service, any Option then held by the Participant may be immediately terminated by the Committee, in its sole discretion.

SECTION 8. INCENTIVE STOCK OPTION LIMITATIONS

Notwithstanding any other provision of the Plan to the contrary, the terms and conditions of any Incentive Stock Options shall in addition comply in all respects with Section 422 of the Code, or any successor provision, and any applicable regulations thereunder, including, to the extent required thereunder, the following:

8.1  Eligible Employees

Individuals who are not employees of the Company or one of its parent or subsidiary corporations (as such terms are defined for purposes of Section 422 of the Code) on the Grant Date may not be granted Incentive Stock Options.

8.2  Dollar Limitation

To the extent the aggregate Fair Market Value of Common Stock with respect to which Incentive Stock Options are exercisable for the first time by a Participant during any calendar year exceeds $100,000 (or, if different, the maximum limitation in effect at the time of grant under the Code), such portion in excess of $100,000 shall be treated as a Nonqualified Stock Option.

8.3  Ten Percent Shareholders

In the case of an Incentive Stock Option granted to a Participant who owns more than 10% of the total combined voting power of all classes of the stock of the Company or of its parent or subsidiary corporations, such Option shall be granted with an exercise price per share not less than 110% of the Fair Market Value of the Common Stock on the Grant Date and with a maximum term of five years from the Grant Date. The determination of more than 10% ownership shall be made in accordance with Section 422 of the Code.

SECTION 9. STOCK APPRECIATION RIGHTS

9.1  Grant of Stock Appreciation Rights

The Committee may grant Stock Appreciation Rights to Participants at any time on such terms and conditions as the Committee shall determine in its sole discretion. An SAR may be granted in tandem with an Option or alone (“freestanding”). The grant price of a tandem SAR shall be equal to the exercise price of the related Option. The grant price of a freestanding SAR shall be established in accordance with procedures for Options set forth in Section 7.2. An SAR may be exercised upon such terms and conditions and for the term as the Committee determines in its sole discretion; provided, however, that, subject to earlier termination in accordance with the terms of the Plan and the instrument evidencing the SAR, the maximum term of a freestanding SAR shall be ten years, and in the case of a tandem SAR, (a) the term shall not exceed the term of the related Option and (b) the tandem SAR may be exercised for all or part of the shares subject to the related Option upon the surrender of the right to exercise the equivalent portion of the related Option, except that the tandem SAR may be exercised only with respect to the shares for which its related Option is then exercisable.

9.2  Payment of SAR Amount

Upon the exercise of an SAR, a Participant shall be entitled to receive payment in an amount determined by multiplying: (a) the difference between the Fair Market Value of the Common Stock on the date of exercise over the grant price of the SAR by (b) the number of shares with respect to which the SAR is exercised. At the discretion of the Committee as set forth in the instrument evidencing the Award, the payment upon exercise of an SAR may be in cash, in shares, in some combination thereof or in any other manner approved by the Committee in its sole discretion.

9.3  Waiver of Restrictions

The Committee, in its sole discretion, may waive any other terms, conditions or restrictions on any SAR under such circumstances and subject to such terms and conditions as the Committee shall deem appropriate.

SECTION 10. STOCK AWARDS, RESTRICTED STOCK AND STOCK UNITS

10.1  Grant of Stock Awards, Restricted Stock and Stock Units

The Committee may grant Stock Awards, Restricted Stock and Stock Units on such terms and conditions and subject to such repurchase or forfeiture restrictions, if any, which may be based on continuous service with the Company or a Related Company or the achievement of any performance goals, as the Committee shall determine in its sole discretion, which terms, conditions and restrictions shall be set forth in the instrument evidencing the Award.

10.2  Vesting of Restricted Stock and Stock Units

Upon the satisfaction of any terms, conditions and restrictions prescribed with respect to Restricted Stock or Stock Units, or upon a Participant’s release from any terms, conditions and restrictions of Restricted Stock or Stock Units, as determined by the Committee, and subject to applicable securities laws, (a) the shares of Restricted Stock covered by each Award of Restricted Stock shall become freely transferable by the Participant, and (b) Stock Units shall be paid in shares of Common Stock or, if set forth in the instrument evidencing the Awards, in cash or a combination of cash and shares of Common Stock. Any fractional shares subject to such Awards shall be paid to the Participant in cash.

10.3  Waiver of Restrictions

The Committee, in its sole discretion, may waive the repurchase or forfeiture period and any other terms, conditions or restrictions on any Restricted Stock or Stock Unit under such circumstances and subject to such terms and conditions as the Committee shall deem appropriate.

SECTION 11. PERFORMANCE AWARDS

11.1  Performance Shares

The Committee may grant Awards of Performance Shares, designate the Participants to whom Performance Shares are to be awarded and determine the number of Performance Shares and the terms and conditions of each such Award. Performance Shares shall consist of a unit valued by reference to a designated number of shares of Common Stock, the value of which may be paid to the Participant by delivery of shares of Common Stock or, if set forth in the instrument evidencing the Award, of such property as the Committee shall determine, including, without limitation, cash, shares of Common Stock, other property, or any combination thereof, upon the attainment of performance goals, as established by the Committee, and other terms and conditions specified by the Committee. The amount to be paid under an Award of Performance Shares may be adjusted on the basis of such further consideration as the Committee shall determine in its sole discretion.

11.2  Performance Units

The Committee may grant Awards of Performance Units, designate the Participants to whom Performance Units are to be awarded and determine the number of Performance Units and the terms and conditions of each such Award. Performance Units shall consist of a unit valued by reference to a designated amount of property other than shares of Common Stock, which value may be paid to the Participant by delivery of such property as the Committee shall determine, including, without limitation, cash, shares of Common Stock, other property, or any combination thereof, upon the attainment of performance goals, as established by the Committee, and other terms and conditions specified by the Committee. The amount to be paid under an Award of Performance Units may be adjusted on the basis of such further consideration as the Committee shall determine in its sole discretion.

SECTION 12. OTHER STOCK OR CASH-BASED AWARDS

Subject to the terms of the Plan and such other terms and conditions as the Committee deems appropriate, the Committee may grant other incentives payable in cash or in shares of Common Stock under the Plan.

SECTION 13. WITHHOLDING

The Company may require the Participant to pay to the Company or a Related Company, as applicable, the amount of (a) any taxes that the Company or a Related Company is required by applicable federal, state, local or foreign law to withhold with respect to the grant, vesting or exercise of an Award (“tax withholding obligations”) and (b) any amounts due from the Participant to the Company or to any Related Company (“other obligations”). Notwithstanding any other provision of the Plan to the contrary, the Company shall not be required to issue any shares of Common Stock or otherwise settle an Award under the Plan until such tax withholding obligations and other obligations are satisfied.

The Committee may permit or require a Participant to satisfy all or part of the Participant’s tax withholding obligations and other obligations by (a) paying cash to the Company or a Related Company, as applicable, (b) having the Company withhold an amount from any cash amounts otherwise due or to become due from the Company or a Related Company to the Participant, (c) having the Company withhold a number of shares of Common Stock that would otherwise be issued to the Participant (or become vested, in the case of Restricted Stock) having a Fair Market Value equal to the tax withholding obligations and other obligations, or (d) surrendering a number of shares of Common Stock the Participant already owns having a value equal to the tax withholding obligations and other obligations. The value of the shares so withheld or tendered may not exceed the employer’s minimum required tax withholding rate.

SECTION 14. ASSIGNABILITY

No Award or interest in an Award may be sold, assigned, pledged (as collateral for a loan or as security for the performance of an obligation or for any other purpose) or transferred by a Participant or made subject to attachment or similar proceedings otherwise than by will or by the applicable laws of descent and distribution, except to the extent the Participant designates one or more beneficiaries on a Company-approved form who may exercise the Award or receive payment under the Award after the Participant’s death. During a Participant’s lifetime, an Award may be exercised only by the Participant. Notwithstanding the foregoing and to the extent permitted by Section 422 of the Code, the Committee, in its sole discretion, may permit a Participant to assign or transfer an Award subject to such terms and conditions as the Committee shall specify.

SECTION 15. ADJUSTMENTS

15.1  Adjustment of Shares

In the event that, at any time or from time to time, a stock dividend, stock split, spin-off, combination or exchange of shares, recapitalization, merger, consolidation, statutory share exchange, distribution to shareholders other than a normal cash dividend, or other change in the Company’s corporate or capital structure results in (a) the outstanding shares of Common Stock, or any securities exchanged therefor or received in their place, being exchanged for a different number or kind of securities of the Company or (b) new, different or additional securities of the Company or any other company being received by the holders of shares of Common Stock, then the Committee shall make proportional adjustments in (i) the maximum number and kind of securities available for issuance under the Plan; (ii) the maximum number and kind of securities issuable as Incentive Stock Options as set forth in Section 4.2(d); (iii) the maximum number and kind of securities issuable pursuant to Awards as set forth in Section 4.2(e); (iv) the maximum numbers and kind of securities set forth in Section 16.3; and (v) the number and kind of securities that are subject to any outstanding Award and the per share price of such securities, without any change in the aggregate price to be paid therefor. The determination by the Committee as to the terms of any of the foregoing adjustments shall be conclusive and binding.

Notwithstanding the foregoing, the issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, for cash or property, or for labor or services rendered, either upon direct sale or upon the exercise of rights or warrants to subscribe therefor, or upon conversion of shares or obligations of the Company convertible into such shares or other securities, shall not affect, and no adjustment by reason thereof shall be made with respect to, outstanding Awards. Also notwithstanding the foregoing, a dissolution or liquidation of the Company or a Change of Control shall not be governed by this Section 15.1 but shall be governed by Sections 15.2 and 15.3, respectively.

15.2  Dissolution or Liquidation

To the extent not previously exercised or settled, and unless otherwise determined by the Committee in its sole discretion, Awards shall terminate immediately prior to the dissolution or liquidation of the Company. To the extent a vesting condition, forfeiture provision or repurchase right applicable to an Award has not been waived by the Committee, the Award shall be forfeited immediately prior to the consummation of the dissolution or liquidation.

15.3  Change of Control

Notwithstanding any other provision of the Plan to the contrary, unless the Committee shall determine otherwise in the instrument evidencing the Award or in a written employment, services or other agreement between the Participant and the Company or a Related Company, in the event of a Change of Control:

(a) All outstanding Awards, other than Performance Shares and Performance Units, shall become fully vested and exercisable or payable, and all applicable restrictions or forfeiture provisions shall lapse, immediately prior to the Change of Control and such Awards shall terminate at the effective time of the Change of Control; provided, however, that with respect to a Change of Control that is a Company Transaction in which such Awards could be converted, assumed, substituted for or replaced by the Successor Company, such Awards shall become fully vested and exercisable or payable, and all applicable restrictions or forfeiture provisions shall lapse, only if and to the extent such Awards are not converted, assumed, substituted for or replaced by the Successor Company. If and to the extent that the Successor Company converts, assumes, substitutes for or replaces an Award, the vesting restrictions and/or forfeiture provisions applicable to such Award shall not be accelerated or lapse, and all such vesting restrictions and/or forfeiture provisions shall continue with respect to any shares of the Successor Company or other consideration that may be received with respect to such Award.

For the purposes of this Section 15.3(a), an Award shall be considered converted, assumed, substituted for or replaced by the Successor Company if following the Company Transaction the option or right confers the right to purchase or receive, for each share of Common Stock subject to the Award immediately prior to the Company Transaction, the consideration (whether stock, cash or other securities or property) received in the Company Transaction by holders of Common Stock for each share held on the effective date of the transaction (and if holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding shares); provided, however, that if such consideration received in the Company Transaction is not solely common stock of the Successor Company, the Committee may, with the consent of the Successor Company, provide for the consideration to be received pursuant to the Award, for each share of Common Stock subject thereto, to be solely common stock of the Successor Company substantially equal in fair market value to the per share consideration received by holders of Common Stock in the Company Transaction. The determination of such substantial equality of value of consideration shall be made by the Committee, and its determination shall be conclusive and binding.

(b) All Performance Shares or Performance Units earned and outstanding as of the date the Change of Control is determined to have occurred and for which the payout level has been determined shall be payable in full in accordance with the payout schedule pursuant to the instrument evidencing the Award. Any remaining outstanding Performance Shares or Performance Units (including any applicable performance period) for which the payout level has not been determined shall be prorated at the target payout level up to and including the date of such Change of Control and shall be payable accordance with the payout schedule pursuant to the instrument evidencing the Award. Any existing deferrals or other restrictions not waived by the Committee in its sole discretion shall remain in effect.

(c) Notwithstanding the foregoing, the Committee, in its sole discretion, may instead provide in the event of a Change of Control that is a Company Transaction that a Participant’s outstanding Awards shall terminate upon or immediately prior to such Company Transaction and that such Participant shall receive, in exchange therefor, a cash payment equal to the amount (if any) by which (x) the value of the per share consideration received by holders of Common Stock in the Company Transaction, or, in the event the Company Transaction is one of the transactions listed under subsection (c) in the definition of Company Transaction or otherwise does not result in direct receipt of consideration by holders of Common Stock, the value of the deemed per share consideration received, in each case as determined by the Committee in its sole discretion, multiplied by the number of shares of Common Stock subject to such outstanding Awards (to the extent then vested and exercisable or whether or not then vested and exercisable, as determined by the Committee in its sole discretion) exceeds (y) if applicable, the respective aggregate exercise price or grant price for such Awards.

(d) For the avoidance of doubt, nothing in this Section 15.3 requires all outstanding Awards to be treated similarly.

15.4  Further Adjustment of Awards

Subject to Sections 15.2 and 15.3, the Committee shall have the discretion, exercisable at any time before a sale, merger, consolidation, a statutory share exchange, reorganization, liquidation, dissolution or change of control of the Company, as defined by the Committee, to take such further action as it determines to be necessary or advisable with respect to Awards. Such authorized action may include (but shall not be limited to) establishing, amending or waiving the type, terms, conditions or duration of, or restrictions on, Awards so as to provide for earlier, later, extended or additional time for exercise, lifting restrictions and other modifications, and the Committee may take such actions with respect to all Participants, to certain categories of Participants or only to individual Participants. The Committee may take such action before or after granting Awards to which the action relates and before or after any public announcement with respect to such sale, merger, consolidation, reorganization, liquidation, dissolution or change of control that is the reason for such action.

15.5  No Limitations

The grant of Awards shall in no way affect the Company’s right to adjust, reclassify, reorganize or otherwise change its capital or business structure or to merge, consolidate, dissolve, liquidate or sell or transfer all or any part of its business or assets.

15.6  No Fractional Shares

In the event of any adjustment in the number of shares covered by any Award, each such Award shall cover only the number of full shares resulting from such adjustment, and any fractional shares resulting from such adjustment shall be disregarded.

15.7  Section 409A

Notwithstanding any other provision of the Plan to the contrary, (a) any adjustments made pursuant to this Section 15 to Awards that are considered “deferred compensation” within the meaning of Section 409A shall be made in compliance with the requirements of Section 409A and (b) any adjustments made pursuant to this Section 15 to Awards that are not considered “deferred compensation” subject to Section 409A shall be made in such a manner as to ensure that after such adjustment the Awards either (i) continue not to be subject to Section 409A or (ii) comply with the requirements of Section 409A.

SECTION 16. CODE SECTION 162(m) PROVISIONS

Notwithstanding any other provision of the Plan to the contrary, if the Committee determines, at the time Awards are granted to a Participant who is, or is likely to be as of the end of the tax year in which the Company would claim a tax deduction in connection with such Award, a Covered Employee, then the Committee may provide that this Section 16 is applicable to such Award.

16.1  Performance Criteria

If an Award is subject to this Section 16, then the lapsing of restrictions thereon and the distribution of cash, shares of Common Stock or other property pursuant thereto, as applicable, shall be subject to the achievement of one or more objective performance goals established by the Committee, which shall be based on the attainment of specified levels of one of or any combination of the following “performance criteria” for the Company as a whole or any affiliate or business unit of the Company, as reported or calculated by the Company: cash flows (including, but not limited to, operating cash flow, free cash flow or cash flow return on capital); working capital; earnings per share; book value per share; operating income (including or excluding depreciation, amortization, extraordinary items, restructuring charges or other expenses); revenues; operating margins; return on assets; return on equity; debt; debt plus equity; market or economic value added; stock price appreciation; total shareholder return; cost control; strategic initiatives; market share; net income; return on invested capital; improvements in capital structure; or customer satisfaction, employee satisfaction, services performance, subscriber, cash management or asset management metrics (together, the “Performance Criteria”).

Such performance goals also may be based on the achievement of specified levels of Company performance (or performance of an applicable affiliate or business unit of the Company) under one or more of the Performance Criteria described above relative to the performance of other corporations. Such performance goals shall be set by the Committee within the time period prescribed by, and shall otherwise comply with the requirements of, Section 162(m) of the Code, or any successor provision thereto, and the regulations thereunder.

The Committee may provide in any such Award that any evaluation of performance may include or exclude any of the following events that occurs during a performance period: (i) asset write-downs, (ii) litigation or claim judgments or settlements, (iii) the effect of changes in tax laws, accounting principles, or other laws or provisions affecting reported results, (iv) any reorganization and restructuring programs, (v) extraordinary nonrecurring items as described in Accounting Principles Board Opinion No. 30 and/or in Management’s Discussion and Analysis of Financial Condition and Results of Operations appearing in the Company’s annual report to shareholders for the applicable year, (vi) acquisitions or divestitures, (vii) foreign exchange gains and losses, (viii) gains and losses on asset sales; and (ix) impairments. To the extent such inclusions or exclusions affect Awards to Covered Employees, they shall be prescribed in a form that satisfies the requirements for “performance-based compensation” within the meaning of Section 162(m)(4)(C) of the Code, or any successor provision thereto.

16.2  Adjustment of Awards

Notwithstanding any provision of the Plan other than Section 15, with respect to any Award that is subject to this Section 16, the Committee may adjust downwards, but not upwards, the amount payable pursuant to such Award, and the Committee may not waive the achievement of the applicable performance goals except in the case of the death or disability of the Covered Employee.

16.3  Limitations

Subject to adjustment from time to time as provided in Section 15.1, no Covered Employee may be granted Awards other than Performance Units subject to this Section 16 in any calendar year period with respect to more than 1,000,000 shares of Common Stock for such Awards, except that the Company may make additional onetime grants of such Awards for up to 500,000 shares to newly hired or newly promoted individuals, and the maximum dollar value payable with respect to Performance Units or other awards payable in cash subject to this Section 16 granted to any Covered Employee in any one calendar year is $1,000,000.

The Committee shall have the power to impose such other restrictions on Awards subject to this Section 16 as it may deem necessary or appropriate to ensure that such Awards satisfy all requirements for “performance-based compensation” within the meaning of Section 162(m)(4)(C) of the Code, or any successor provision thereto.

SECTION 17. AMENDMENT AND TERMINATION

17.1  Amendment, Suspension or Termination

The Board or the Compensation and Governance Committee may amend, suspend or terminate the Plan or any portion of the Plan at any time and in such respects as it shall deem advisable; provided, however, that, to the extent required by applicable law, regulation or stock exchange rule, shareholder approval shall be required for any amendment to the Plan; and provided, further, that any amendment that requires shareholder approval may be made only by the Board. Subject to Section 17.3, the Committee may amend the terms of any outstanding Award, prospectively or retroactively.

17.2  Term of the Plan

Unless sooner terminated as provided herein, the Plan shall automatically terminate on the tenth anniversary of the earlier of (a) the date the Board adopts the Plan and (b) the date the shareholders approve the Plan. After the Plan is terminated, no future Awards may be granted, but Awards previously granted shall remain outstanding in accordance with their applicable terms and conditions and the Plan’s terms and conditions.

17.3  Consent of Participant

The amendment, suspension or termination of the Plan or a portion thereof or the amendment of an outstanding Award shall not, without the Participant’s consent, materially adversely affect any rights under any Award theretofore granted to the Participant under the Plan. Any change or adjustment to an outstanding Incentive Stock Option shall not, without the consent of the Participant, be made in a manner so as to constitute a “modification” that would cause such Incentive Stock Option to fail to continue to qualify as an Incentive Stock Option. Notwithstanding the foregoing, any adjustments made pursuant to Section 15 shall not be subject to these restrictions.

SECTION 18. GENERAL

18.1  No Individual Rights

No individual or Participant shall have any claim to be granted any Award under the Plan, and the Company has no obligation for uniformity of treatment of Participants under the Plan.

Furthermore, nothing in the Plan or any Award granted under the Plan shall be deemed to constitute an employment contract or confer or be deemed to confer on any Participant any right to continue in the employ of, or to continue any other relationship with, the Company or any Related Company or limit in any way the right of the Company or any Related Company to terminate a Participant’s employment or other relationship at any time, with or without cause.

18.2  Issuance of Shares

(a) Notwithstanding any other provision of the Plan, the Company shall have no obligation to issue or deliver any shares of Common Stock under the Plan or make any other distribution of benefits under the Plan unless, in the opinion of the Company’s counsel, such issuance, delivery or distribution would comply with all applicable laws (including, without limitation, the requirements of the Securities Act or the laws of any state or foreign jurisdiction) and the applicable requirements of any securities exchange or similar entity.

(b) The Company shall be under no obligation to any Participant to register for offering or resale or to qualify for exemption under the Securities Act, or to register or qualify under the laws of any state or foreign jurisdiction, any shares of Common Stock, security or interest in a security paid or issued under, or created by, the Plan, or to continue in effect any such registrations or qualifications if made.

(c) As a condition to the exercise of an Option or any other receipt of Common Stock pursuant to an Award under the Plan, the Company may require (i) the Participant to represent and warrant at the time of any such exercise or receipt that such shares are being purchased or received only for the Participant’s own account and without any present intention to sell or distribute such shares and (ii) such other action or agreement by the Participant as may from time to time be necessary to comply with the federal, state and foreign securities laws. At the option of the Company, a stop-transfer order against any such shares may be placed on the official stock books and records of the Company, and a legend indicating that such shares may not be pledged, sold or otherwise transferred, unless an opinion of counsel is provided (concurred in by counsel for the Company) stating that such transfer is not in violation of any applicable law or regulation, may be stamped on stock certificates to ensure exemption from registration. The Committee may also require the Participant to execute and deliver to the Company a purchase agreement or such other agreement as may be in use by the Company at such time that describes certain terms and conditions applicable to the shares.

(d) To the extent the Plan or any instrument evidencing an Award provides for issuance of stock certificates to reflect the issuance of shares of Common Stock, the issuance may be effected on a noncertificated basis, to the extent not prohibited by applicable law or the applicable rules of any stock exchange.

18.3  Indemnification

Each person who is or shall have been a member of the Board, the Compensation and Governance Committee, or a committee appointed by the Board, or an officer of the Company to whom authority was delegated in accordance with Section 3, shall be indemnified and held harmless by the Company against and from any loss, cost, liability or expense that may be imposed upon or reasonably incurred by such person in connection with or resulting from any claim, action, suit or proceeding to which such person may be a party or in which such person may be involved by reason of any action taken or failure to act under the Plan and against and from any and all amounts paid by such person in settlement thereof, with the Company’s approval, or paid by such person in satisfaction of any judgment in any such claim, action, suit or proceeding against such person, unless such loss, cost, liability or expense is a result of such person’s own willful misconduct or except as expressly provided by statute; provided, however, that such person shall give the Company an opportunity, at its own expense, to handle and defend the same before such person undertakes to handle and defend it on such person’s own behalf.

The foregoing right of indemnification shall not be exclusive of any other rights of indemnification to which such person may be entitled under the Company’s articles of incorporation or bylaws, as a matter of law, or otherwise, or of any power that the Company may have to indemnify or hold harmless.

18.4  No Rights as a Shareholder

Unless otherwise provided by the Committee or in the instrument evidencing the Award or in a written employment, services or other agreement, no Award, other than a Stock Award, shall entitle the Participant to any cash dividend, voting or other right of a shareholder unless and until the date of issuance under the Plan of the shares that are the subject of such Award.

18.5  Compliance with Laws and Regulations

(a) In interpreting and applying the provisions of the Plan, any Option granted as an Incentive Stock Option pursuant to the Plan shall, to the extent permitted by law, be construed as an “incentive stock option” within the meaning of Section 422 of the Code.

(b) The Plan and Awards granted under the Plan are intended to be exempt from the requirements of Section 409A to the maximum extent possible, whether pursuant to the short-term deferral exception described in Treasury Regulation Section 1.409A-1(b)(4), the exclusion applicable to stock options, stock appreciation rights and certain other equity-based compensation under Treasury Regulation Section 1.409A-1(b)(5), or otherwise. To the extent Section 409A is applicable to the Plan or any Award granted under the Plan, it is intended that the Plan and any Awards granted under the Plan comply with the deferral, payout and other limitations and restrictions imposed under Section 409A. Notwithstanding any other provision of the Plan or any Award granted under the Plan to the contrary, the Plan and any Award granted under the Plan shall be interpreted, operated and administered in a manner consistent with such intentions. Without limiting the generality of the foregoing, and notwithstanding any other provision of the Plan or any Award granted under the Plan to the contrary, with respect to any payments and benefits under the Plan or any Award granted under the Plan to which Section 409A applies, all references in the Plan or any Award granted under the Plan to the termination of the Participant’s employment or service are intended to mean the Participant’s “separation from service,” within the meaning of Section 409A(a)(2)(A)(i). In addition, if the Participant is a “specified employee,” within the meaning of Section 409A, then to the extent necessary to avoid subjecting the Participant to the imposition of any additional tax under Section 409A, amounts that would otherwise be payable under the Plan or any Award granted under the Plan during the six-month period immediately following the Participant’s “separation from service,” within the meaning of Section 409A(a)(2)(A)(i), shall not be paid to the Participant during such period, but shall instead be accumulated and paid to the Participant (or, in the event of the Participant’s death, the Participant’s estate) in a lump sum on the first business day after the earlier of the date that is six months following the Participant’s separation from service or the Participant’s death. Notwithstanding any other provision of the Plan to the contrary, the Committee, to the extent it deems necessary or advisable in its sole discretion, reserves the right, but shall not be required, to unilaterally amend or modify the Plan and any Award granted under the Plan so that the Award qualifies for exemption from or complies with Section 409A; provided, however, that the Committee makes no representations that Awards granted under the Plan shall be exempt from or comply with Section 409A and makes no undertaking to preclude Section 409A from applying to Awards granted under the Plan.

18.6  Participants in Other Countries or Jurisdictions

Without amending the Plan, the Committee may grant Awards to Eligible Persons who are foreign nationals on such terms and conditions different from those specified in the Plan as may, in the judgment of the Committee, be necessary or desirable to foster and promote achievement of the purposes of the Plan and shall have the authority to adopt such modifications, procedures, subplans and the like as may be necessary or desirable to comply with provisions of the laws or regulations of other countries or jurisdictions in which the

Company or any Related Company may operate or have employees to ensure the viability of the benefits from Awards granted to Participants employed in such countries or jurisdictions, meet the requirements that permit the Plan to operate in a qualified or tax-efficient manner, comply with applicable foreign laws or regulations and meet the objectives of the Plan.

18.7  No Trust or Fund

The Plan is intended to constitute an “unfunded” plan. Nothing contained herein shall require the Company to segregate any monies or other property, or shares of Common Stock, or to create any trusts, or to make any special deposits for any immediate or deferred amounts payable to any Participant, and no Participant shall have any rights that are greater than those of a general unsecured creditor of the Company.

18.8  Successors

All obligations of the Company under the Plan with respect to Awards shall be binding on any successor to the Company, whether the existence of such successor is the result of a direct or indirect purchase, merger, consolidation, or otherwise, of all or substantially all the business and/or assets of the Company.

18.9  Severability

If any provision of the Plan or any Award is determined to be invalid, illegal or unenforceable in any jurisdiction, or as to any person, or would disqualify the Plan or any Award under any law deemed applicable by the Committee, such provision shall be construed or deemed amended to conform to applicable laws, or, if it cannot be so construed or deemed amended without, in the Committee’s determination, materially altering the intent of the Plan or the Award, such provision shall be stricken as to such jurisdiction, person or Award, and the remainder of the Plan and any such Award shall remain in full force and effect.

18.10  Choice of Law and Venue

The Plan, all Awards granted thereunder and all determinations made and actions taken pursuant hereto, to the extent not otherwise governed by the laws of the United States, shall be governed by the laws of the State of Washington without giving effect to principles of conflicts of law. Participants irrevocably consent to the nonexclusive jurisdiction and venue of the state and federal courts located in the State of Washington.

18.11  Legal Requirements

The granting of Awards and the issuance of shares of Common Stock under the Plan are subject to all applicable laws, rules and regulations and to such approvals by any governmental agencies or national securities exchanges as may be required.

SECTION 19. EFFECTIVE DATE

The effective date (the “Effective Date”) is the date on which the Plan is approved by the shareholders of the Company. If the shareholders of the Company do not approve the Plan within 12 months after the Board’s adoption of the Plan, any Incentive Stock Options granted under the Plan will be treated as Nonqualified Stock Options.

APPENDIX A

DEFINITIONS

As used in the Plan,

“Acquired Entity” means any entity acquired by the Company or a Related Company or with which the Company or a Related Company merges or combines.

“Award” means any Option, Stock Appreciation Right, Stock Award, Restricted Stock, Stock Unit, Performance Share, Performance Unit, cash-based award or other incentive payable in cash or in shares of Common Stock as may be designated by the Committee from time to time.

“Board” means the Board of Directors of the Company.

“Cause,” unless otherwise defined in the instrument evidencing an Award or in a written employment, services or other agreement between the Participant and the Company or a Related Company, means dishonesty, fraud, misconduct, unauthorized use or disclosure of confidential information, trade secrets or intellectual property, or conviction or confession (including a plea of no contest) of a crime punishable by law (except minor violations), or conduct that adversely affects the Company’s business or reputation, in each case as determined by the Company’s chief human resources officer or other person performing that function or, in the case of directors and executive officers, the Compensation and Governance Committee, each of whose determination as to whether an action constitutes Cause shall be conclusive and binding.

“Change of Control,” unless the Committee determines otherwise with respect to an Award at the time the Award is granted or unless otherwise defined for purposes of an Award in a written employment, services or other agreement between the Participant and the Company or a Related Company, means the occurrence of any of the following events:

(a) an acquisition by any Entity of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of 50% or more of either (1) the number of then outstanding shares of common stock of the Company (the “Outstanding Company Common Stock”) or (2) the combined voting power of the then outstanding voting securities of the Company entitled to vote generally in the election of directors (the “Outstanding Company Voting Securities”), provided, however, that the following acquisitions shall not constitute a Change of Control: (i) any acquisition directly from the Company, other than an acquisition by virtue of the exercise of a conversion privilege where the security being so converted was not acquired directly from the Company by the party exercising the conversion privilege, (ii) any acquisition by the Company, (iii) any acquisition by any employee benefit plan (or related trust) sponsored or maintained by the Company or any Related Company, or (iv) an acquisition by any Entity pursuant to a transaction that meets the conditions of clauses (i), (ii) and (iii) set forth in the definition of Company Transaction;

(b) a change in the composition of the Board during any 24-month period such that the individuals who, as of the beginning of such 24-month period, constitute the Board (the “Incumbent Board”) cease for any reason to constitute at least a majority of the Board; provided, however, that for purposes of this definition, any individual who becomes a member of the Board subsequent to the beginning of the 24-month period, whose election, or nomination for election by the Company’s shareholders, was approved by a vote of at least a majority of those individuals who are members of the Board and who were also members of the Incumbent Board (or deemed to be such pursuant to this proviso) shall be considered as though such individual were a member of the Incumbent Board; and provided further, however, that any such individual whose initial assumption of office occurs as a result of or in connection with an actual or threatened election contest with respect to the election or removal of directors or other actual or threatened solicitation of proxies or consents by or on behalf of an Entity other than the Board shall not be considered a member of the Incumbent Board; or

(c) consummation of a Company Transaction.

“Code” means the Internal Revenue Code of 1986, as amended from time to time.

A-A-1

“Committee” has the meaning set forth in Section 3.1.

“Common Stock” means the common stock, no par value per share, of the Company.

“Company” means Jones Soda Co., a Washington corporation.

“Company Transaction,” unless the Committee determines otherwise with respect to an Award at the time the Award is granted or unless otherwise defined for purposes of an Award in a written employment, services or other agreement between the Participant and the Company or a Related Company, means consummation of:

(a) a merger or consolidation of the Company with or into any other company;

(b) a statutory share exchange pursuant to which the Company’s outstanding shares are acquired or a sale in one transaction or a series of transactions undertaken with a common purpose of at least 50% of the Company’s outstanding voting securities; or

(c) a sale, lease, exchange or other transfer in one transaction or a series of related transactions undertaken with a common purpose of all or substantially all of the Company’s assets;

excluding, however, in each case, a transaction pursuant to which

(i) the Entities who are the beneficial owners of the Outstanding Company Common Stock and Outstanding Company Voting Securities immediately prior to such Company Transaction will beneficially own, directly or indirectly, at least 50% of the outstanding shares of common stock, and the combined voting power of the then outstanding voting securities entitled to vote generally in the election of directors, of the Successor Company in substantially the same proportions as their ownership, immediately prior to such Company Transaction, of the Outstanding Company Common Stock and Outstanding Company Voting Securities;

(ii) no Entity (other than the Company, any employee benefit plan (or related trust) of the Company, a Related Company or a Successor Company) will beneficially own, directly or indirectly, 33% or more of, respectively, the outstanding shares of common stock of the Successor Company or the combined voting power of the outstanding voting securities of the Successor Company entitled to vote generally in the election of directors unless such ownership resulted solely from ownership of securities of the Company prior to the Company Transaction; and

(iii) individuals who were members of the Incumbent Board will immediately after the consummation of the Company Transaction constitute at least a majority of the members of the board of directors of the Successor Company.

Where a series of transactions undertaken with a common purpose is deemed to be a Company Transaction, the date of such Company Transaction shall be the date on which the last of such transactions is consummated.

“Compensation and Governance Committee” means the Compensation and Governance Committee of the Board.

“Covered Employee” means a “covered employee” as that term is defined for purposes of Section 162(m)(3) of the Code or any successor provision.

“Disability,” unless otherwise defined by the Committee for purposes of the Plan in the instrument evidencing an Award or in a written employment, services or other agreement between the Participant and the Company or a Related Company, means a mental or physical impairment of the Participant that is expected to result in death or that has lasted or is expected to last for a continuous period of 12 months or more and that causes the Participant to be unable to perform his or her material duties for the Company or a Related Company and to be engaged in any substantial gainful activity, in each case as determined by the Company’s chief human resources officer or other person performing that function or, in the case of directors and executive officers, the Compensation and Governance Committee, whose determination shall be conclusive and binding.

A-A-2

“Effective Date” has the meaning set forth in Section 19.

“Eligible Person” means any person eligible to receive an Award as set forth in Section 5.

“Entity” means any individual, entity or group (within the meaning of Section 13(d)(3) or Section 14(d)(2) of the Exchange Act).

“Exchange Act” means the Securities Exchange Act of 1934, as amended from time to time.

“Fair Market Value” means the closing price for the Common Stock on any given date during regular trading, or if not trading on that date, such price on the last preceding date on which the Common Stock was traded, unless determined otherwise by the Committee using such methods or procedures as it may establish.

“Grant Date” means the later of (a) the date on which the Committee completes the corporate action authorizing the grant of an Award or such later date specified by the Committee and (b) the date on which all conditions precedent to an Award have been satisfied, provided that conditions to the exercisability or vesting of Awards shall not defer the Grant Date.

“Incentive Stock Option” means an Option granted with the intention that it qualify as an “incentive stock option” as that term is defined for purposes of Section 422 of the Code or any successor provision.

“Incumbent Board” has the meaning set forth in the definition of “Change of Control.”

“Nonqualified Stock Option” means an Option other than an Incentive Stock Option.

“Option” means a right to purchase Common Stock granted under Section 7.

“Option Expiration Date” means the last day of the maximum term of an Option.

“Outstanding Company Common Stock” has the meaning set forth in the definition of “Change of Control.”

“Outstanding Company Voting Securities” has the meaning set forth in the definition of “Change of Control.”

“Parent Company” means a company or other entity which as a result of a Company Transaction owns the Company or all or substantially all of the Company’s assets either directly or through one or more subsidiaries.

“Participant” means any Eligible Person to whom an Award is granted.

“Performance Award” means an Award of Performance Shares or Performance Units granted under Section 11.

“Performance Criteria” has the meaning set forth in Section 16.1.

“Performance Share” means an Award of units denominated in shares of Common Stock granted under Section 11.1.

“Performance Unit” means an Award of units denominated in cash or property other than shares of Common Stock granted under Section 11.2.

“Plan” means the Jones Soda Co. 2011 Incentive Plan, as the same may be amended from time to time.

“Prior Plan” has the meaning set forth in Section 4.1(b).

“Related Company” means any entity that is directly or indirectly controlled by, in control of or under common control with the Company.

“Restricted Stock” means an Award of shares of Common Stock granted under Section 10, the rights of ownership of which are subject to restrictions prescribed by the Committee.

“Restricted Stock Unit” means a Stock Unit subject to restrictions prescribed by the Committee.

A-A-3

“Retirement,” unless otherwise defined in the instrument evidencing the Award or in a written employment, services or other agreement between the Participant and the Company or a Related Company, means “Retirement” as defined for purposes of the Plan by the Committee or the Company’s chief human resources officer or other person performing that function or, if not so defined, means Termination of Service on or after the date the Participant reaches “normal retirement age,” as that term is defined in Section 411(a)(8) of the Code.

“Securities Act” means the Securities Act of 1933, as amended from time to time.

“Section 409A” means Section 409A of the Code.

“Stock Appreciation Right” or “SAR” means a right granted under Section 9.1 to receive the excess of the Fair Market Value of a specified number of shares of Common Stock over the grant price.

“Stock Award” means an Award of shares of Common Stock granted under Section 10, the rights of ownership of which are not subject to restrictions prescribed by the Committee.

“Stock Unit,” including Restricted Stock Unit, means an Award denominated in units of Common Stock granted under Section 10.

“Substitute Awards” means Awards granted or shares of Common Stock issued by the Company in substitution or exchange for awards previously granted by an Acquired Entity.

“Successor Company” means the surviving company, the successor company or Parent Company, as applicable, in connection with a Company Transaction.

“Termination of Service” means a termination of employment or service relationship with the Company or a Related Company for any reason, whether voluntary or involuntary, including by reason of death, Disability or Retirement. Any question as to whether and when there has been a Termination of Service for the purposes of an Award and the cause of such Termination of Service shall be determined by the Company’s chief human resources officer or other person performing that function or, with respect to directors and executive officers, by the Compensation and Governance Committee, whose determination shall be conclusive and binding. Transfer of a Participant’s employment or service relationship between the Company and any Related Company shall not be considered a Termination of Service for purposes of an Award. Unless the Compensation and Governance Committee determines otherwise, a Termination of Service shall be deemed to occur if the Participant’s employment or service relationship is with an entity that has ceased to be a Related Company. A Participant’s change in status from an employee of the Company or a Related Company to a nonemployee director, consultant, advisor, or independent contractor of the Company or a Related Company or a change in status from a nonemployee director, consultant, advisor or independent contractor of the Company or a Related Company to an employee of the Company or a Related Company, shall not be considered a Termination of Service.

“Vesting Commencement Date” means the Grant Date or such other date selected by the Committee as the date from which an Award begins to vest.

A-A-4

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THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

		For	Withhold	For All
		All	All	Except
The Board of Directors recommends you vote FOR the following:
		☐	☐	☐
1.	Election of Directors
Nominees

To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the number(s) of the nominee(s) on the line below.

01     Mills A. Brown               02     Richard S. Eiswirth, Jr               03     Michael M. Fleming               04     Matthew K. Kellogg               05     William R. Meissner
06     Susan A. Schreter

The Board of Directors recommends you vote FOR proposals 2 and 3.		For	Against	Abstain

2	Approval of the Jones Soda Co. 2011 Incentive Plan.	☐	☐	☐

3	Ratification of the appointment of Peterson Sullivan LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2011.	☐	☐	☐

NOTE: Such other business as may properly come before the meeting or any adjournment thereof.

For address change/comments, mark here. (see reverse for instructions)	Yes	No	☐

Please indicate if you plan to attend this meeting	☐	☐

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name, by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date

Signature (Joint Owners)	Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Annual Report, Notice & Proxy Statement is/are available at www.proxyvote.com.

JONES SODA CO.
Annual Meeting of Shareholders
May 25, 2011 2:00 p.m.
This proxy is solicited by the Board of Directors
The undersigned shareholder of Jones Soda Co., a Washington corporation (the “Company”), hereby appoints William R. Meissner and Michael R. O’Brien, or either of them, with full power of substitution in each, as proxies to cast all votes which the undersigned shareholder is entitled to cast at the 2011 Annual Meeting of Shareholders (the “Shareholder Meeting”) to be held on May 25, 2011, at 2:00 p.m. local time at the Experience Music Project, 325 Fifth Avenue N., Seattle, Washington, and any adjournments or postponements thereof, upon the matters set forth on the reverse side of this Proxy Card.
THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR ALL THE COMPANY’S NOMINEES LISTED IN PROPOSAL 1 AND FOR PROPOSALS 2 AND 3. This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors’ recommendations.
Address change/comments:

(If you noted any Address Changes and/or Comments above, please mark corresponding box on the reverse side.)

Continued and to be signed on reverse side